UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:    811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 221-5672

Date of fiscal year end:    November 30, 2009

Date of reporting period:    May 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 13, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended May 31, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period ended May 31, 2009, buoyed by strong security selection, particularly in medical, capital equipment, technology and consumer staples. Sector selection was negative, largely because of the Fund’s overweight in the financial and telecommunication sectors. Nissan Motor and Renault were the largest individual contributors to relative performance. Japanese automaker Nissan climbed due to improved sentiment and expectations that it would gain market share in the US. A large equity stake in Nissan helped French automaker Renault, as did an increase in French car sales. The largest individual detractors were financial holdings Fifth Third and

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

Bank of America, which came under pressure on capital adequacy concerns amid the global credit crisis. The Fund does not employ leverage.

The Fund’s Class A shares without sales charges underperformed the benchmark for the 12-month period ended May 31, 2009. For the period, the Fund and the benchmark posted negative returns. The Fund’s underperformance was driven by weak security selection, most notably within financials. Sector selection also detracted from relative returns due to the Fund’s overweight of industrial commodity-related stocks and underweight of consumer staples.

Market Review and Investment Strategy

The MSCI World Index declined in January and February 2009 as fears mounted that the economic contraction would be even worse than expected. The index rebounded sharply in the following three months, as improved sentiment about the global economic outlook caused the market’s extreme aversion to abate.

The extreme anxiety that gripped the markets since last autumn has eased since March 2009. Value stocks have been rebounding from very low levels that were reached as panicked investors fled risk, often indiscriminately. The value opportunity as the Fund’s Global Value Senior Investment Policy Team (the “Team”) measures it remains very attractive and remarkably diverse, spanning all sectors of the economy, not just financials and cyclicals deemed most vulnerable to financial and economic pressures.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund’s assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2009
	6 Months	12 Months
AllianceBernstein Global Value Fund
Class A	11.38%	-46.77%

Class B*	10.89%	-47.22%

Class C	10.85%	-47.19%

Advisor Class†	11.46%	-46.64%

Class R†	11.21%	-46.88%

Class K†	11.28%	-46.75%

Class I†	11.65%	-46.52%

MSCI World Index (net)	10.26%	-34.83%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-46.77%	-49.03%
5 Years	-2.57%	-3.42%
Since Inception*	-0.02%	-0.55%

Class B Shares(a)
1 Year	-47.22%	-49.34%
5 Years	-3.29%	-3.29%
Since Inception*	-0.72%	-0.72%

Class C Shares
1 Year	-47.19%	-47.72%
5 Years	-3.26%	-3.26%
Since Inception*	-0.73%	-0.73%

Advisor Class Shares†
1 Year	-46.64%	-46.64%
5 Years	-2.27%	-2.27%
Since Inception*	0.25%	0.25%

Class R Shares†
1 Year	-46.88%	-46.88%
Since Inception*	-7.47%	-7.47%

Class K Shares†
1 Year	-46.75%	-46.75%
Since Inception*	-7.27%	-7.27%

Class I Shares†
1 Year	-46.52%	-46.52%
Since Inception*	-6.89%	-6.89%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.60%, 2.42%, 2.34%, 1.30%, 1.75%, 1.52% and 1.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-44.54%
5 Years	-4.37%
Since Inception*	-0.84%

Class B Shares(a)
1 Year	-44.78%
5 Years	-4.22%
Since Inception*	-1.01%

Class C Shares
1 Year	-43.03%
5 Years	-4.19%
Since Inception*	-1.01%

Advisor Class Shares†
1 Year	-41.90%
5 Years	-3.23%
Since Inception*	-0.05%

Class R Shares†
1 Year	-42.18%
Since Inception*	-7.87%

Class K Shares†
1 Year	-41.99%
Since Inception*	-7.64%

Class I Shares†
1 Year	-41.79%
Since Inception*	-7.30%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2008		Ending Account Value May 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,113.81	$1,017.05	$8.33	$7.95
Class B	$1,000	$1,000	$1,108.86	$1,013.06	$12.51	$11.94
Class C	$1,000	$1,000	$1,108.53	$1,013.41	$12.14	$11.60
Advisor Class	$1,000	$1,000	$1,114.63	$1,018.55	$6.75	$6.44
Class R	$1,000	$1,000	$1,112.14	$1,016.21	$9.22	$8.80
Class K	$1,000	$1,000	$1,112.80	$1,017.35	$8.01	$7.64
Class I	$1,000	$1,000	$1,116.49	$1,019.35	$5.91	$5.64

*	Expenses are equal to the classes’ annualized expense ratios of 1.58%, 2.38%, 2.31%, 1.28%, 1.75%, 1.52% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $193.4

*	All data are as of May 31, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.1% or less in the following countries: Belgium, Brazil, China, Czech Republic, Finland, Norway, South Africa, Spain, Taiwan and Thailand.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	$4,940,014	2.6%
Pfizer, Inc.	3,843,070	2.0
Chevron Corp.	3,546,845	1.8
News Corp.	3,516,807	1.8
Merck & Co., Inc.	3,422,678	1.8
AT&T, Inc.	3,356,566	1.7
BNP Paribas SA	3,166,899	1.7
Vodafone Group PLC	3,131,937	1.6
Sanofi-Aventis	3,048,306	1.6
ConocoPhillips	2,963,556	1.5
	$34,936,678	18.1%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 22.5%
Capital Markets – 4.4%
Credit Suisse Group AG	46,000	$2,064,544
Deutsche Bank AG	37,200	2,516,744
The Goldman Sachs Group, Inc.	12,300	1,778,211
Morgan Stanley	69,700	2,113,304

		8,472,803

Commercial Banks – 8.2%
Australia & New Zealand Banking Group Ltd.	101,300	1,309,319
Barclays PLC	472,800	2,297,324
BNP Paribas SA	45,700	3,166,899
Credit Agricole SA	139,853	2,065,871
HSBC Holdings PLC	162,350	1,470,571
Intesa Sanpaolo SpA(a)	275,900	986,200
Itau Unibanco Holding SA (ADR)	16,100	258,405
KB Financial Group, Inc.(a)	22,400	715,990
Lloyds Banking Group PLC	870,471	958,620
Standard Bank Group Ltd.	49,423	514,878
Sumitomo Mitsui Financial Group, Inc.	56,500	2,188,390

		15,932,467

Diversified Financial Services – 1.5%
ING Group	156,600	1,662,650
JP Morgan Chase & Co.	32,100	1,184,490

		2,847,140

Insurance – 8.4%
Allianz SE	26,200	2,600,671
Allstate Corp.	52,600	1,353,398
Aviva PLC	302,069	1,639,571
Fairfax Financial Holdings Ltd.	6,100	1,575,803
Genworth Financial, Inc. – Class A	90,800	537,536
Hartford Financial Services Group, Inc.	18,100	259,554
Industrial Alliance Insurance and Financial Services, Inc.	26,200	629,232
MetLife, Inc.	72,400	2,280,600
Muenchener Rueckversicherungs AG (MunichRe)	15,271	2,156,757
Sanlam Ltd.	283,350	612,850
The Travelers Co., Inc.	56,030	2,278,180
XL Capital Ltd. – Class A	42,100	426,052

		16,350,204

		43,602,614

Energy – 17.1%
Oil, Gas & Consumable Fuels – 17.1%
Apache Corp.	23,200	1,954,832
BP PLC	255,100	2,108,743
Chevron Corp.	53,200	3,546,845
China Petroleum & Chemical Corp. – Class H	680,000	556,267
ConocoPhillips	64,650	2,963,556

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Devon Energy Corp.	20,600	$1,302,744
ENI SpA	110,350	2,677,448
Exxon Mobil Corp.	25,400	1,761,490
LUKOIL (Sponsored ADR)	34,100	1,807,300
Nexen, Inc.	38,050	932,299
Petro-Canada	58,600	2,549,576
PTT PCL	88,500	567,473
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	182,562	4,940,014
StatoilHydro ASA	96,250	2,032,751
Thai Oil PCL	633,200	752,052
Total SA	43,900	2,532,644

		32,986,034

Consumer Discretionary – 11.0%
Automobiles – 2.6%
Nissan Motor Co. Ltd.	403,300	2,432,709
Renault SA(a)	68,100	2,641,893

		5,074,602

Hotels, Restaurants & Leisure – 0.3%
TUI Travel PLC	124,900	503,488

Household Durables – 1.0%
Sharp Corp.	163,000	1,843,707

Media – 5.4%
CBS Corp. – Class B	235,800	1,740,204
Lagardere SCA	30,713	1,031,397
News Corp. – Class B	220,500	2,476,215
News Corp. – Class A	106,400	1,040,592
Time Warner Cable, Inc. – Class A	21,770	670,298
Time Warner, Inc.	86,733	2,031,287
Viacom, Inc. – Class B(a)	68,800	1,525,296

		10,515,289

Multiline Retail – 1.1%
JC Penney Co., Inc.	42,400	1,106,216
Macy’s, Inc.	81,700	954,256

		2,060,472

Specialty Retail – 0.6%
Home Depot, Inc.	38,200	884,712
Lowe’s Cos, Inc.	18,300	347,883

		1,232,595

		21,230,153

Health Care – 10.4%
Health Care Providers & Services – 0.9%
Cardinal Health, Inc.	47,000	1,680,250

Pharmaceuticals – 9.5%
Bayer AG	24,100	1,378,060
Bristol-Myers Squibb Co.	51,000	1,015,920

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Eli Lilly & Co.	26,300	$909,191
GlaxoSmithKline PLC	140,000	2,367,556
Merck & Co., Inc.	124,100	3,422,678
Novartis AG	15,480	619,450
Pfizer, Inc.	253,000	3,843,070
Sanofi-Aventis	47,761	3,048,306
Schering-Plough Corp.	71,700	1,749,480

		18,353,711

		20,033,961

Consumer Staples – 8.7%
Beverages – 1.1%
Coca-Cola Enterprises, Inc.	36,300	604,758
Pepsi Bottling Group, Inc.	45,500	1,495,130

		2,099,888

Food & Staples Retailing – 2.4%
Delhaize Group	6,600	486,606
Koninklijke Ahold NV	157,800	1,922,874
The Kroger Co.	38,000	866,400
Safeway, Inc.	66,900	1,355,394

		4,631,274

Food Products – 2.7%
Archer-Daniels-Midland Co.	92,200	2,537,344
Associated British Foods PLC	135,700	1,615,460
Bunge Ltd.	17,300	1,094,571

		5,247,375

Tobacco – 2.5%
Altria Group, Inc.	148,550	2,538,719
Philip Morris International, Inc.	55,850	2,381,444

		4,920,163

		16,898,700

Telecommunication Services – 8.0%
Diversified Telecommunication Services – 5.6%
AT&T, Inc.	135,400	3,356,566
BCE, Inc.	79,200	1,809,975
BT Group PLC	157,070	222,464
Deutsche Telekom AG	80,300	924,883
France Telecom SA	73,500	1,792,394
Telecom Italia SpA (ordinary shares)	884,900	1,253,607
Telecom Italia SpA (savings shares)	565,000	579,859
Telefonica SA	45,500	985,637

		10,925,385

Wireless Telecommunication Services – 2.4%
Sprint Nextel Corp.(a)	275,500	1,418,825
Vodafone Group PLC	1,664,812	3,131,937

		4,550,762

		15,476,147

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 8.0%
Communications Equipment – 3.8%
Corning, Inc.	75,400	$1,108,380
Motorola, Inc.	436,300	2,643,978
Nokia OYJ	109,700	1,683,517
Telefonaktiebolaget LM Ericsson – Class B	209,000	1,936,469

		7,372,344

Computers & Peripherals – 2.1%
Fujitsu Ltd.	524,000	2,716,040
Western Digital Corp.(a)	53,500	1,329,475

		4,045,515

Electronic Equipment, Instruments & Components – 0.7%
AU Optronics Corp.	953,000	989,976
Hitachi Ltd.	121,000	402,441

		1,392,417

Semiconductors & Semiconductor Equipment – 0.6%
Samsung Electronics Co. Ltd.	1,890	845,146
Siliconware Precision Industries Co.	192,595	253,918
United Microelectronics Corp.	142,044	57,738

		1,156,802

Software – 0.8%
Symantec Corp.(a)	94,500	1,473,255

		15,440,333

Materials – 5.6%
Chemicals – 1.9%
BASF SE	57,300	2,430,054
Mitsubishi Chemical Holdings Corp.	271,500	1,260,965

		3,691,019

Metals & Mining – 2.3%
ArcelorMittal (Euronext Amsterdam)	59,322	1,976,560
Hyundai Steel Co.	12,990	628,690
MMC Norilsk Nickel (ADR)(a)	102,508	1,168,591
Usinas Siderurgicas de Minas Gerais SA (preference shares) – Class A	32,775	649,636

		4,423,477

Paper & Forest Products – 1.4%
Svenska Cellulosa AB – Class B(a)	226,700	2,630,119

		10,744,615

Utilities – 3.4%
Electric Utilities – 1.8%
CEZ	21,000	956,239
E.ON AG	73,800	2,619,574

		3,575,813

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.6%
Centrica PLC	508,200	$2,029,386
RWE AG	12,090	1,006,613

		3,035,999

		6,611,812

Industrials – 3.2%
Air Freight & Logistics – 0.2%
Deutsche Post AG	34,820	481,060

Airlines – 0.9%
Deutsche Lufthansa AG	76,100	1,053,684
Westjet Airlines Ltd.(a)	56,700	616,988

		1,670,672

Industrial Conglomerates – 1.0%
Koninklijke Philips Electronics NV	100,390	1,897,920

Trading Companies & Distributors – 0.7%
Finning International, Inc.	15,500	210,263
Mitsubishi Corp.	58,500	1,114,770

		1,325,033

Transportation Infrastructure – 0.4%
Macquarie Infrastructure Group	784,100	883,719

		6,258,404

Total Common Stocks (cost $245,222,868)		189,282,773

RIGHTS – 0.1%
Financials – 0.1%
Commercial Banks – 0.1%
Lloyds Banking Group PLC(a)	540,824	258,481

Diversified Financial Services – 0.0%
Fortis(a)	130,762	0

Total Rights (cost $386,259)		258,481

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,673,416)	3,673,416	3,673,416

Total Investments – 99.9% (cost $249,282,543)		193,214,670
Other assets less liabilities – 0.1%		171,549

Net Assets – 100.0%		$193,386,219

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	24	June 2009	$1,462,178	$1,703,128	$240,950

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/15/09	5,673	$3,654,263	$4,539,175	$884,912
Australian Dollar settling 6/15/09	4,034	2,822,670	3,227,751	405,081
Australian Dollar settling 8/17/09	10,180	7,159,289	8,108,311	949,022
Australian Dollar settling 8/17/09	14,263	11,033,857	11,360,397	326,540
British Pound settling 6/15/09	941	1,348,321	1,520,873	172,552
British Pound settling 6/15/09	10,014	15,671,910	16,184,935	513,025
Canadian Dollar settling 6/15/09	625	532,187	572,525	40,338
Canadian Dollar settling 6/15/09	7,998	6,997,131	7,326,490	329,359
Euro settling 6/15/09	9,973	13,513,614	14,097,483	583,869
Euro settling 6/15/09	442	585,266	624,796	39,530
Euro settling 6/15/09	1,658	2,147,276	2,343,691	196,415
Euro settling 6/15/09	6,351	8,748,629	8,977,551	228,922
Japanese Yen settling 6/15/09	1,633,263	16,657,450	17,144,370	486,920
Japanese Yen settling 6/15/09	93,578	952,254	982,289	30,035
Japanese Yen settling 8/17/09	138,484	1,394,925	1,454,680	59,755
Japanese Yen settling 8/17/09	1,769,881	18,582,403	18,591,396	8,993
New Zealand Dollar settling 6/15/09	7,771	3,902,208	4,974,523	1,072,315
New Zealand Dollar settling 8/17/09	9,834	5,962,944	6,271,534	308,590
Norwegian Krone settling 6/15/09	49,251	7,190,767	7,810,463	619,696
Swedish Krona settling 6/15/09	6,277	685,843	829,483	143,640
Swedish Krona settling 6/15/09	26,163	3,464,931	3,457,349	(7,582)
Swiss Franc settling 6/15/09	630	554,953	590,077	35,124
Swiss Franc settling 6/15/09	921	787,550	862,638	75,088
Swiss Franc settling 6/15/09	3,060	2,782,653	2,866,092	83,439

Sale Contracts:
Australian Dollar settling 6/15/09	9,707	7,543,018	7,766,925	(223,907)
British Pound settling 6/15/09	1,820	2,528,035	2,941,540	(413,505)
British Pound settling 6/15/09	8,480	12,306,176	13,705,637	(1,399,461)
British Pound settling 6/15/09	655	941,916	1,058,631	(116,715)
British Pound settling 8/17/09	731	1,093,502	1,181,165	(87,663)
British Pound settling 8/17/09	8,659	13,545,533	13,991,397	(445,864)
Canadian Dollar settling 6/15/09	6,648	5,213,709	6,089,835	(876,126)
Canadian Dollar settling 6/15/09	838	681,806	767,642	(85,836)
Canadian Dollar settling 6/15/09	1,137	897,339	1,041,538	(144,199)
Canadian Dollar settling 8/17/09	7,083	6,198,477	6,490,949	(292,472)
Euro settling 6/15/09	13,059	16,640,300	18,459,745	(1,819,445)
Euro settling 6/15/09	4,344	5,557,714	6,140,526	(582,812)
Euro settling 6/15/09	1,021	1,328,505	1,443,250	(114,745)
Euro settling 8/17/09	10,860	14,949,333	15,343,348	(394,015)
Japanese Yen settling 6/15/09	402,346	4,089,505	4,223,428	(133,923)
Japanese Yen settling 6/15/09	1,324,495	13,897,435	13,903,231	(5,796)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2009	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar settling 6/15/09	6,116	$3,519,574	$3,915,092	$(395,518)
New Zealand Dollar settling 6/15/09	1,655	916,125	1,059,430	(143,305)
Norwegian Krone settling 6/15/09	49,251	7,236,409	7,810,463	(574,054)
Swedish Krona settling 6/15/09	32,440	3,702,605	4,286,832	(584,227)
Swedish Krona settling 8/17/09	30,295	4,011,254	4,002,734	8,520
Swiss Franc settling 6/15/09	3,535	3,076,802	3,310,991	(234,189)
Swiss Franc settling 6/15/09	1,076	911,710	1,007,815	(96,105)
Swiss Franc settling 8/17/09	3,068	2,791,629	2,875,704	(84,075)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $245,609,127)	$189,541,254
Affiliated issuers (cost $3,673,416)	3,673,416
Cash	157,125 (a)
Foreign currencies, at value (cost $1,958,030)	1,999,129
Unrealized appreciation of forward currency exchange contracts	7,601,680
Dividends receivable	1,046,953
Receivable for investment securities sold and foreign currency transactions	831,907
Receivable for shares of beneficial interest sold	341,694
Receivable for variation margin on futures contracts	13,256

Total assets	205,206,414

Liabilities
Unrealized depreciation of forward currency exchange contracts	9,255,539
Payable for investment securities purchased	1,920,092
Payable for shares of beneficial interest redeemed	286,712
Advisory fee payable	119,317
Distribution fee payable	27,889
Administrative fee payable	20,996
Transfer Agent fee payable	11,533
Accrued expenses and other liabilities	178,117

Total liabilities	11,820,195

Net Assets	$193,386,219

Composition of Net Assets
Paid-in capital	$349,714,323
Undistributed net investment income	21,511,541
Accumulated net realized loss on investment and foreign currency transactions	(120,414,459)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(57,425,186)

$193,386,219

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$59,099,537	8,050,299	$7.34	*

B	$5,709,950	800,402	$7.13

C	$8,069,600	1,127,952	$7.15

Advisor	$84,408,055	11,419,017	$7.39

R	$3,593,484	496,184	$7.24

K	$1,115,957	152,799	$7.30

I	$31,389,636	4,254,251	$7.38

(a)	An amount of $157,125 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2009.

*	The maximum offering price per share for Class A shares was $7.67 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $353,522)	$3,970,366
Affiliated issuers	20,046
Interest	1,481	$3,991,893

Expenses
Advisory fee (see Note B)	711,252
Distribution fee—Class A	83,410
Distribution fee—Class B	28,273
Distribution fee—Class C	39,452
Distribution fee—Class R	8,011
Distribution fee—Class K	942
Transfer agency—Class A	54,899
Transfer agency—Class B	9,032
Transfer agency—Class C	9,477
Transfer agency—Advisor Class	73,620
Transfer agency—Class R	2,418
Transfer agency—Class K	649
Transfer agency—Class I	4,131
Custodian	136,338
Registration fees	52,200
Administrative	41,496
Audit	28,423
Trustees’ fees	24,286
Legal	20,904
Printing	18,080
Miscellaneous	9,778

Total expenses	1,357,071
Less: expenses waived and reimbursed by the Adviser (see Note B)	(11,991)

Net expenses		1,345,080

Net investment income		2,646,813

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(83,182,197)
Futures contracts		(440,296)
Foreign currency transactions		(22,658,245)
Net change in unrealized appreciation/ depreciation of:
Investments		101,997,294 (a)
Futures contracts		443,143
Foreign currency denominated assets and liabilities		17,378,267

Net gain on investment and foreign currency transactions		13,537,966

Net Increase in Net Assets from Operations		$16,184,779

(a)	Net of decrease in accrued foreign capital gains taxes of $24,585.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,646,813		$7,827,325
Net realized loss on investment and foreign currency transactions	(106,280,738)		(14,205,021)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	119,818,704		(248,199,026)

Net increase (decrease) in net assets from operations	16,184,779		(254,576,722)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(1,153,480)
Class B	– 0	–	(136,168)
Class C	– 0	–	(144,317)
Advisor Class	– 0	–	(2,846,515)
Class R	– 0	–	(89,330)
Class K	– 0	–	(14,983)
Class I	– 0	–	(926,685)
Net realized gain on investment transactions
Class A	– 0	–	(7,918,314)
Class B	– 0	–	(1,987,743)
Class C	– 0	–	(2,106,693)
Advisor Class	– 0	–	(14,121,380)
Class R	– 0	–	(613,239)
Class K	– 0	–	(89,755)
Class I	– 0	–	(4,407,826)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(37,336,983)		11,385,979

Total decrease	(21,152,204)		(279,747,171)
Net Assets
Beginning of period	214,538,423		494,285,594

End of period (including undistributed net investment income of $21,511,541 and $18,864,728, respectively)	$193,386,219		$214,538,423

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$87,649,411		$240,950
Level 2	104,245,734	+	(1,653,859)
Level 3	1,319,525		– 0	–

Total	$193,214,670		$(1,412,909)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of 11/30/08	$713,443
Accrued discounts/premiums	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	606,082
Net purchases (sales)	– 0	–
Net transfers in and/or out of Level 3	– 0	–

Balance as of 5/31/09	$1,319,525

Net change in unrealized appreciation/depreciation from investments held as of 5/31/09	$606,082	*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP 157-4 and believes the adoption of FSP 157-4 will have no material impact on the Fund’s financial statements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of ..75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009. For the six months ended May 31, 2009, such reimbursement amounted to $11,991.

Pursuant to the investment advisory agreement, the Fund paid $41,496 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $64,674 for the six months ended May 31, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $511 from the sale of Class A shares and received $260, $7,157 and $513 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value May 31, 2009 (000)
$ 21,095	$52,122	$69,544	$20	$3,673

Brokerage commissions paid on investment transactions for the six months ended May 31, 2009 amounted to $92,195, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $148,663, $456,484, $122,476 and $10,081 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$37,569,257		$72,402,578
U.S. government securities	– 0	–	– 0	–

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$11,220,310
Gross unrealized depreciation	(67,288,183)

Net unrealized depreciation	$(56,067,873)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$7,601,680		Unrealized depreciation of forward currency exchange contracts	$9,255,539

Equity contracts	Receivable for variation margin on futures contracts	240,950	*

Total		$7,842,630			$9,255,539

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin received at period end is reported within the statement of assets & liabilities.

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$(22,739,935)	$17,210,869

Equity contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation (depreciation) of futures contracts	(440,296)	443,143

Total		$(23,180,231)	$17,654,012

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008

Class A
Shares sold	1,409,462		5,644,721	$8,711,533		$68,050,283

Shares issued in reinvestment of dividends and distributions	– 0	–	603,561	– 0	–	8,636,958

Shares converted from Class B	70,524		251,061	446,406		3,066,004

Shares redeemed	(2,644,388)		(8,568,137)	(16,641,365)		(121,688,885)

Net decrease	(1,164,402)		(2,068,794)	$(7,483,426)		$(41,935,640)

Class B
Shares sold	50,667		95,603	$312,229		$1,146,388

Shares issued in reinvestment of dividends and distributions	– 0	–	133,768	– 0	–	1,880,785

Shares converted to Class A	(72,446)		(256,248)	(446,406)		(3,066,004)

Shares redeemed	(204,010)		(523,006)	(1,222,162)		(6,077,961)

Net decrease	(225,789)		(549,883)	$(1,356,339)		$(6,116,792)

Class C
Shares sold	264,212		251,530	$1,675,470		$2,729,617

Shares issued in reinvestment of dividends and distributions	– 0	–	151,368	– 0	–	2,132,770

Shares redeemed	(506,770)		(705,363)	(3,042,915)		(8,072,586)

Net decrease	(242,558)		(302,465)	$(1,367,445)		$(3,210,199)

Advisor Class
Shares sold	2,767,904		3,491,173	$17,630,494		$41,583,560

Shares issued in reinvestment of dividends and distributions	– 0	–	1,177,708	– 0	–	16,888,339

Shares redeemed	(3,791,129)		(4,195,175)	(23,415,234)		(52,155,711)

Net increase (decrease)	(1,023,225)		473,706	$(5,784,740)		$6,316,188

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008

Class R
Shares sold	106,951		190,199	$656,304		$2,330,179

Shares issued in reinvestment of dividends and distributions	– 0	–	49,616	– 0	–	702,563

Shares redeemed	(160,568)		(159,667)	(1,013,116)		(1,747,555)

Net increase (decrease)	(53,617)		80,148	$(356,812)		$1,285,187

Class K
Shares sold	79,461		42,178	$512,266		$513,737

Shares issued in reinvestment of dividends and distributions	– 0	–	7,274	– 0	–	103,582

Shares redeemed	(18,044)		(28,041)	(107,129)		(295,555)

Net increase	61,417		21,411	$405,137		$321,764

Class I
Shares sold	16,533		4,070,525	$101,350		$50,322,324

Shares issued in reinvestment of dividends and distributions	– 0	–	373,307	– 0	–	5,334,554

Shares redeemed	(3,591,330)		(85,907)	(21,494,708)		(931,407)

Net increase (decrease)	(3,574,797)		4,357,925	$(21,393,358)		$54,725,471

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$11,507,666	$8,053,447
Long-term capital gains	25,048,762	28,792,942

Total taxable distributions	36,556,428	36,846,389

Total distributions paid	$36,556,428	$36,846,389

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(14,232,223	)(a)
Unrealized appreciation/(depreciation)	(158,280,660	)(b)

Total accumulated earnings/(deficit)	$(172,512,883)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $14,232,223 of which $14,232,223 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of gains/losses on certain derivative instruments.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 6.59		$ 16.19	$ 16.72		$ 13.87		$ 12.61		$ 10.52

Income From Investment Operations
Net investment income(a)	.09	(b)	.23	.23		.21		.15	(b)	.11	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		(8.37)	.89		3.30		1.68		2.09

Net increase (decrease) in net asset value from operations	.75		(8.14)	1.12		3.51		1.83		2.20

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.27)		(.14)		(.16)		(.11)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	– 0	–	(1.46)	(1.65)		(.66)		(.57)		(.11)

Net asset value, end of period	$ 7.34		$ 6.59	$ 16.19		$ 16.72		$ 13.87		$ 12.61

Total Return
Total investment return based on net asset value(d)	11.38%		(55.16)%*	7.08%		26.37%		15.09%		21.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,099		$60,737	$182,644		$67,102		$34,632		$23,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.58	%(e)	1.40%	1.30	%(f)	1.33	%(f)	1.45%		1.41%
Expenses, before waivers/reimbursements	1.60	%(e)	1.40%	1.30	%(f)	1.33	%(f)	1.46%		1.65%
Net investment income	2.74	%(b)(e)	2.09%	1.35	%(f)	1.39	%(f)	1.17	%(b)	.97	%(b)(c)
Portfolio turnover rate	20%		54%	25%		29%		25%		38%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 6.43		$ 15.84	$ 16.42		$ 13.66		$ 12.45		$ 10.39

Income From Investment Operations
Net investment income(a)	.06	(b)	.16	.08		.10		.05	(b)	.03	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		(8.21)	.90		3.25		1.66		2.07

Net increase (decrease) in net asset value from operations	.70		(8.05)	.98		3.35		1.71		2.10

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.18)		(.07)		(.09)		(.04)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	– 0	–	(1.36)	(1.56)		(.59)		(.50)		(.04)

Net asset value, end of period	$ 7.13		$ 6.43	$ 15.84		$ 16.42		$ 13.66		$ 12.45

Total Return
Total investment return based on net asset value(d)	10.89%		(55.49)%*	6.28%		25.42%		14.24%		20.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,710		$6,599	$24,966		$27,368		$16,180		$9,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.38	%(e)	2.14%	2.03	%(f)	2.05	%(f)	2.19%		2.15%
Expenses, before waivers/reimbursements	2.42	%(e)	2.14%	2.03	%(f)	2.05	%(f)	2.20%		2.39%
Net investment income	1.84	%(b)(e)	1.32%	.51	%(f)	.67	%(f)	.38	%(b)	.23	%(b)(c)
Portfolio turnover rate	20%		54%	25%		29%		25%		38%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 6.45		$ 15.87	$ 16.45		$ 13.67		$ 12.46		$ 10.40

Income From Investment Operations
Net investment income(a)	.06	(b)	.17	.09		.11		.05	(b)	.03	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		(8.23)	.89		3.26		1.66		2.07

Net increase (decrease) in net asset value from operations	.70		(8.06)	.98		3.37		1.71		2.10

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.18)		(.07)		(.09)		(.04)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	– 0	–	(1.36)	(1.56)		(.59)		(.50)		(.04)

Net asset value, end of period	$ 7.15		$ 6.45	$ 15.87		$ 16.45		$ 13.67		$ 12.46

Total Return
Total investment return based on net asset value(d)	10.85%		(55.44)%*	6.27%		25.55%		14.22%		20.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,070		$8,835	$26,554		$19,439		$8,648		$5,218
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.31	%(e)	2.11%	2.00	%(f)	2.03	%(f)	2.16%		2.12%
Expenses, before waivers/reimbursements	2.34	%(e)	2.11%	2.00	%(f)	2.03	%(f)	2.18%		2.36%
Net investment income	1.88	%(b)(e)	1.41%	.58	%(f)	.71	%(f)	.42	%(b)	.26	%(b)(c)
Portfolio turnover rate	20%		54%	25%		29%		25%		38%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 6.63		$ 16.30	$ 16.81		$ 13.93		$ 12.66		$ 10.56

Income From Investment Operations
Net investment income(a)	.10	(b)	.30	.26		.26		.19	(b)	.14	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		(8.44)	.91		3.32		1.68		2.10

Net increase (decrease) in net asset value from operations	.76		(8.14)	1.17		3.58		1.87		2.24

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.26)	(.30)		(.18)		(.19)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	– 0	–	(1.53)	(1.68)		(.70)		(.60)		(.14)

Net asset value, end of period	$ 7.39		$ 6.63	$ 16.30		$ 16.81		$ 13.93		$ 12.66

Total Return
Total investment return based on net asset value(d)	11.46%		(55.00)%*	7.38%		26.80%		15.40%		21.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,408		$82,449	$195,043		$203,212		$156,874		$131,710
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%(e)	1.09%	.99	%(f)	1.03	%(f)	1.14%		1.11%
Expenses, before waivers/reimbursements	1.30	%(e)	1.09%	.99	%(f)	1.03	%(f)	1.16%		1.35%
Net investment income	3.09	%(b)(e)	2.48%	1.57	%(f)	1.70	%(f)	1.44	%(b)	1.26	%(b)(c)
Portfolio turnover rate	20%		54%	25%		29%		25%		38%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,					March 1, 2005(g) to November 30, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 6.51		$ 16.04	$ 16.62		$ 13.86		$ 12.90

Income From Investment Operations
Net investment income(a)	.08		.22	.17		.19		.01	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65		(8.29)	.89		3.26		.95

Net increase (decrease) in net asset value from operations	.73		(8.07)	1.06		3.45		.96

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.26)		(.17)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	– 0	–	(1.46)	(1.64)		(.69)		– 0	–

Net asset value, end of period	$ 7.24		$ 6.51	$ 16.04		$ 16.62		$ 13.86

Total Return
Total investment return based on net asset value(d)	11.21%		(55.24)%*	6.71%		26.01%		7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,593		$3,578	$7,533		$3,596		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75	%(e)	1.68%	1.59	%(f)	1.60	%(f)	1.70	%(e)
Expenses, before waivers/reimbursements	1.75	%(e)	1.68%	1.59	%(f)	1.60	%(f)	1.96	%(e)
Net investment income	2.60	%(e)	1.90%	1.02	%(f)	1.22	%(f)	.06	%(b)(e)
Portfolio turnover rate	20%		54%	25%		29%		25%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,					March 1, 2005(g) to November 30, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 6.56		$ 16.14	$ 16.72		$ 13.88		$ 12.90

Income From Investment Operations
Net investment income(a)	.11	(b)	.26	.21		.18		.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63		(8.36)	.89		3.32		.84

Net increase (decrease) in net asset value from operations	.74		(8.10)	1.10		3.50		.98

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.21)	(.30)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	– 0	–	(1.48)	(1.68)		(.66)		– 0	–

Net asset value, end of period	$ 7.30		$ 6.56	$ 16.14		$ 16.72		$ 13.88

Total Return
Total investment return based on net asset value(d)	11.28%		(55.13)%*	6.95%		26.29%		7.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,116		$599	$1,129		$592		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%(e)	1.43%	1.35	%(f)	1.41	%(f)	1.45	%(e)
Expenses, before waivers/reimbursements	1.52	%(e)	1.43%	1.35	%(f)	1.41	%(f)	1.55	%(e)
Net investment income	3.32	%(b)(e)	2.23%	1.30	%(f)	1.40	%(f)	1.34	%(b)(e)
Portfolio turnover rate	20%		54%	25%		29%		25%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,					March 1, 2005(g) to November 30, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 6.61		$ 16.25	$ 16.76		$ 13.90		$ 12.90

Income From Investment Operations
Net investment income(a)	.08		.28	.27		.26		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69		(8.38)	.91		3.30		.96

Net increase (decrease) in net asset value from operations	.77		(8.10)	1.18		3.56		1.00

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.27)	(.31)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	– 0	–	(1.54)	(1.69)		(.70)		– 0	–

Net asset value, end of period	$ 7.38		$ 6.61	$ 16.25		$ 16.76		$ 13.90

Total Return
Total investment return based on net asset value(d)	11.65%		(54.95)%*	7.42%		26.79%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,390		$51,741	$56,417		$39,566		$26,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%(e)	1.01%	.95	%(f)	1.01	%(f)	1.20	%(e)
Expenses, before waivers/reimbursements	1.12	%(e)	1.01%	.95	%(f)	1.01	%(f)	1.44	%(e)
Net investment income	2.63	%(e)	2.47%	1.67	%(f)	1.72	%(f)	.41	%(b)(e)
Portfolio turnover rate	20%		54%	25%		29%		25%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008 by 0.01%.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Joseph G. Paul(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco, Paul and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-, 3- and 5-year periods, and that the Fund substantially underperformed the Index in all periods reviewed. The trustees also reviewed performance information for periods ended March 31, 2009, and noted that relative investment performance in 2009 had been stronger than in the immediately prior periods. Based on their review and their discussion of the reasons for the Fund’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s performance was acceptable. The trustees determined to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted that in light of the Fund’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Fund’s fee rate. In response the Adviser informed the trustees that the Adviser

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had generally shown improvement. The trustees noted that they had discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than a registered investment company with an investment style similar to that of the Fund that is sub-advised by the Adviser.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was the same as the Expense Group median and higher than the Expense Universe median. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$167.6	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $101,853 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal years:

Fund	Total Expense Ratio[5]			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.09 1.40 2.14 2.11 1.68 1.43 1.01	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisor fee is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

5	Annualized.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$167.6	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.519%	0.750%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee[7]
Global Value Fund	Alliance Global Diversified Value[8]	0.10%[9]
	Alliance Global Value Stock[8]	0.30%[10]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the

7	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

8	This ITM fund is privately placed or institutional.

9	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

10	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

sub-advisory relationship been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[11]	0.250%[12]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)13 at the approximate current asset level of the Fund.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

11	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee. The performance fee of the fund took effect on March 31, 2007.

12	The calculation excludes the performance fee.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

(size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[16]	0.750	0.900	2/7

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.17 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.18 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.19

Fund	Expense Ratio (%)[20]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[21]	1.402	1.402	4/7	1.344	9/15

15	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

16	The Fund’s EG includes the Fund, three other Global Large-Cap Value Funds (“GLCV”), and three Global Multi-Cap Value Funds (“GMLV”).

17	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

18

Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

20	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

21	The Fund’s EU includes the Fund, EG and all other GLCV and GMLV funds, excluding outliers.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,622, $658,012 and $33,107 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $149,272 in fees from the Fund.22

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

22	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $4,947 under the offset agreement between the Fund and ABIS.

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli24 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund26 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended January 31, 2009.28

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-54.85	-46.21	-44.56	4/4	6/6
3 year	-20.45	-14.34	-14.34	4/4	6/6
5 year	-6.55	-4.70	-4.43	4/4	6/6

24	The Deli study was originally published in 2002 based on 1997 data.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

27	The Fund’s PG and PU are not identical to the Fund’s respective EG and EU as the criteria for including or excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

28	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)29 versus its benchmark.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	-54.85	-20.45	-6.55	-2.56	18.90	-0.42	5
MSCI World Index (Net)	-41.43	-12.15	-2.63	-1.19	14.83	-0.31	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

AllianceBernstein Family of Funds

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0509

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 13, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Bernstein research unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Fund may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance for the Fund and the benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended May 31, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period ended May 31, 2009, buoyed by strong security selection, particularly in technology, energy and capital equipment. Sector selection was also positive, largely because of the Fund’s underweight in the consumer staples sector and overweight in the technology sector. Deutsche Bank and Nissan Motor were the largest individual contributors to relative performance. Japanese automaker Nissan climbed due to improved sentiment and expectations that it would gain market share in the US. Deutsche Bank advanced after forecasting strong earnings for the remainder of 2009. The largest individual detractors from Fund performance were Royal Bank of Scotland—which reported weaker-than-expected operating performance in January 2009—and Stora Enso,

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

which also reported disappointing results along with a larger-than-expected reduction in its dividend. The Fund does not employ leverage.

The Fund’s Class A shares without sales charges underperformed the benchmark for the 12-month period ended May 31, 2009. For the period, the Fund and the benchmark posted negative returns. The Fund’s underperformance was driven by weak security selection, most notably within financials and transportation. Sector selection also detracted from relative returns due to the Fund’s overweight of industrial commodity-related stocks and underweight of more defensive consumer staple and medical-related stocks.

Market Review and Investment Strategy

The MSCI EAFE Index declined in January and February 2009 as fears mounted that the economic contraction would be even worse than expected. The index rebounded sharply in the following three months, as improved sentiment about the global economic outlook caused the market’s extreme risk aversion to abate.

The extreme anxiety that gripped the markets since last autumn has eased since March. Value stocks have been rebounding from very low levels that were reached as panicked investors fled risk, often indiscriminately. The value opportunity as the Fund’s International Value Senior Investment Management Team (the “Team”) measures it remains very attractive and remarkably diverse, spanning all sectors of the economy, not just financials and cyclicals deemed most vulnerable to financial and economic pressures.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	15.54%	-47.27%

Class B*	15.08%	-47.67%

Class C	15.06%	-47.64%

Advisor Class**	15.76%	-47.11%

Class R**	15.46%	-47.34%

Class K**	15.61%	-47.21%

Class I**	15.77%	-47.02%

MSCI EAFE Index (net)	15.10%	-36.61%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-47.27%	-49.51%
5 Years	0.48%	-0.39%
Since Inception*	4.65%	4.10%

Class B Shares(a)
1 Year	-47.67%	-49.76%
5 Years	-0.24%	-0.24%
Since Inception*	3.95%	3.95%

Class C Shares
1 Year	-47.64%	-48.17%
5 Years	-0.23%	-0.23%
Since Inception*	3.95%	3.95%

Advisor Class Shares†
1 Year	-47.11%	-47.11%
5 Years	0.79%	0.79%
Since Inception*	5.01%	5.01%

Class R Shares†
1 Year	-47.34%	-47.34%
5 Years	0.24%	0.24%
Since Inception*	2.12%	2.12%

Class K Shares†
1 Year	-47.21%	-47.21%
Since Inception*	-5.00%	-5.00%

Class I Shares†
1 Year	-47.02%	-47.02%
Since Inception*	-4.71%	-4.71%

The Fund’s current prospectus fee table shows the Fund's total annual operating expense ratios as 1.39%, 2.19%, 2.13%, 1.09, 1.53%, 1.21% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-44.63%
5 Years	-1.21%
Since Inception*	3.77%

Class B Shares(a)
1 Year	-44.92%
5 Years	-1.06%
Since Inception*	3.62%

Class C Shares
1 Year	-43.17%
5 Years	-1.05%
Since Inception*	3.61%

Advisor Class Shares†
1 Year	-41.97%
5 Years	-0.04%
Since Inception*	4.67%

Class R Shares†
1 Year	-42.27%
5 Years	-0.57%
Since Inception*	1.67%

Class K Shares†
1 Year	-42.08%
Since Inception*	-5.40%

Class I Shares†
1 Year	-41.88%
Since Inception*	-5.11%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2008		Ending Account Value May 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,155.41	$1,018.20	$7.25	$6.79
Class B	$1,000	$1,000	$1,150.78	$1,014.31	$11.42	$10.70
Class C	$1,000	$1,000	$1,150.63	$1,014.51	$11.21	$10.50
Advisor Class	$1,000	$1,000	$1,157.64	$1,019.70	$5.65	$5.29
Class R	$1,000	$1,000	$1,154.64	$1,017.45	$8.06	$7.54
Class K	$1,000	$1,000	$1,156.05	$1,019.00	$6.40	$5.99
Class I	$1,000	$1,000	$1,157.68	$1,020.69	$4.57	$4.28
*	Expenses are equal to the classes’ annualized expense ratios of 1.35%, 2.13%,2.09%, 1.05%, 1.50%, 1.19% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,467.9

*	All data are as of May 31, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Belgium, Brazil, China, Czech Republic, Finland, Hong Kong, Israel, Mexico, New Zealand, Norway, Russia, South Africa and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	$148,747,797	3.3%
Vodafone Group PLC	106,037,829	2.4
GlaxoSmithKline PLC	99,985,285	2.2
Sanofi-Aventis SA	96,762,686	2.2
BNP Paribas SA	92,874,000	2.1
Telefonica SA	92,608,770	2.1
E. ON AG	89,122,315	2.0
BP PLC	88,567,190	2.0
Samsung Electronics	86,886,436	1.9
ENI SpA	83,785,808	1.9
	$985,378,116	22.1%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 27.4%
Capital Markets – 3.2%
Credit Suisse Group AG	1,320,400	$59,261,372
Deutsche Bank AG	1,134,700	76,767,461
Macquarie Group Ltd.	325,892	8,462,163

		144,490,996

Commercial Banks – 17.7%
ABSA Group Ltd.	1,499,700	19,244,509
Australia & New Zealand Banking Group Ltd.	3,830,900	49,515,004
Barclays PLC	11,777,700	57,227,564
BNP Paribas SA	1,340,220	92,874,000
Commonwealth Bank of Australia	781,800	22,060,031
Credit Agricole SA	4,187,840	61,861,648
Hana Financial Group, Inc.	886,400	21,256,915
HSBC Holdings PLC	6,611,550	59,887,629
Intesa Sanpaolo SpA(a)	12,785,000	45,699,754
Itau Unibanco Holding SA (ADR)	1,973,434	31,673,616
KB Financial Group, Inc.(a)	1,301,000	41,584,940
Lloyds Banking Group PLC	31,091,272	34,239,762
National Australia Bank Ltd.	1,827,900	32,716,973
National Bank of Canada	461,500	21,630,369
Nordea Bank AB	4,263,740	34,268,799
Societe Generale – Class A	1,206,485	70,789,186
Standard Bank Group Ltd.	1,536,400	16,005,880
Sumitomo Mitsui Financial Group, Inc.	1,365,300	52,881,563
Turkiye Garanti Bankasi AS(a)	4,403,600	11,023,353
Turkiye Vakiflar Bankasi Tao – Class D(a)	9,164,200	12,629,731

		789,071,226

Consumer Finance – 0.1%
ORIX Corp.	44,020	2,786,792

Diversified Financial Services – 1.1%
ING Group	4,754,002	50,474,089

Insurance – 4.5%
Allianz SE	691,345	68,624,465
Aviva PLC	10,078,226	54,702,618
Fairfax Financial Holdings Ltd.	55,600	14,363,057
Muenchener Rueckversicherungs AG (MunichRe)	446,700	63,088,430

		200,778,570

Real Estate Management & Development – 0.8%
Lend Lease Corp. Ltd.	2,927,600	16,379,751
Mitsui Fudosan Co., Ltd.	912,000	15,299,907
New World Development Co., Ltd.	2,575,000	4,888,377

		36,568,035

		1,224,169,708

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.4%
Oil, Gas & Consumable Fuels – 14.4%
BP PLC	10,714,200	$88,567,190
China Petroleum & Chemical Corp. – Class H	27,175,500	22,230,633
ENI SpA	3,453,200	83,785,808
LUKOIL (Sponsored ADR)	1,393,200	73,839,600
Nexen, Inc.	1,280,917	31,384,960
Petro-Canada	1,344,100	58,479,276
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	5,497,078	148,747,497
StatoilHydro ASA	2,929,600	61,871,666
Total SA	1,268,700	73,192,829

		642,099,459

Telecommunication Services – 11.6%
Diversified Telecommunication Services – 8.8%
BCE, Inc.	1,183,300	27,042,212
Bezeq Israeli Telecommunication Corp. Ltd.	7,223,800	13,471,526
Carso Global Telecom SA de CV Series A1(a)	1,712,200	6,418,800
Deutsche Telekom AG	4,290,100	49,412,689
France Telecom SA	2,092,200	51,021,044
Nippon Telegraph & Telephone Corp.	1,550,200	64,517,557
Telecom Corp. of New Zealand Ltd.	9,308,777	14,990,129
Telecom Italia SpA (ordinary shares)	33,251,300	47,105,961
Telecom Italia SpA (savings shares)	15,850,100	16,266,943
Telefonica SA	4,275,100	92,608,770
TELUS Corp. – Class A	339,600	9,798,397

		392,654,028

Wireless Telecommunication Services – 2.8%
KDDI Corp.	3,906	20,495,295
Vodafone Group PLC	56,365,465	106,037,829

		126,533,124

		519,187,152

Information Technology – 8.8%
Communications Equipment – 1.8%
Nokia OYJ	2,557,800	39,253,420
Telefonaktiebolaget LM Ericsson – Class B	4,307,000	39,906,092

		79,159,512

Computers & Peripherals – 3.3%
Compal Electronics, Inc. (GDR)(b)	6,767,167	28,594,664
Fujitsu Ltd.	12,415,000	64,350,453
Toshiba Corp.	14,210,000	53,364,045

		146,309,162

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.3%
AU Optronics Corp.	52,516,000	$54,553,577
Hitachi Ltd.	1,953,000	6,495,595

		61,049,172

Semiconductors & Semiconductor Equipment – 2.4%
Samsung Electronics (Preference Shares)	88,724	26,201,354
Samsung Electronics Co. Ltd.	135,710	60,685,082
United Microelectronics Corp.	47,936,290	19,485,002

		106,371,438

		392,889,284

Health Care – 7.8%
Health Care Providers & Services – 0.4%
Celesio AG	792,400	17,987,976

Pharmaceuticals – 7.4%
AstraZeneca PLC	335,700	14,007,042
Bayer AG	711,400	40,678,494
Biovail Corp.	941,100	11,947,466
GlaxoSmithKline PLC	5,912,400	99,985,285
Novartis AG	1,708,010	68,347,984
Sanofi-Aventis	1,516,082	96,762,686

		331,728,957

		349,716,933

Consumer Discretionary – 7.6%
Automobiles – 2.8%
Isuzu Motors Ltd.	9,453,000	16,276,244
Nissan Motor Co. Ltd.	9,584,100	57,811,373
Renault SA(a)	1,270,000	49,268,791

		123,356,408

Hotels, Restaurants & Leisure – 0.7%
Thomas Cook Group PLC	3,554,555	12,812,466
TUI Travel PLC	4,322,700	17,425,366

		30,237,832

Household Durables – 2.5%
Electrolux AB Series B(a)	1,725,600	21,931,494
Sharp Corp.	5,171,000	58,489,624
Sony Corp.	1,224,700	32,069,615

		112,490,733

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	1,456,400	15,429,135

Media – 1.1%
Fairfax Media Ltd.	2,653,500	2,458,016
Lagardere SCA	1,395,500	46,863,348

		49,321,364

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.2%
Yue Yuen Industrial Holdings Ltd.	4,583,000	$10,515,746

		341,351,218

Materials – 5.5%
Chemicals – 2.6%
BASF SE	1,762,500	74,746,433
Mitsubishi Chemical Holdings Corp.	8,643,500	40,144,185

		114,890,618

Construction Materials – 0.3%
Fletcher Building Ltd.	2,802,400	11,705,382

Containers & Packaging – 0.3%
Amcor Ltd.	3,337,578	13,725,413

Metals & Mining – 1.9%
ArcelorMittal (Euronext Amsterdam)	1,769,995	58,974,776
BHP Billiton Ltd.	1,002,000	28,155,866

		87,130,642

Paper & Forest Products – 0.4%
Svenska Cellulosa AB – Class B(a)	1,506,700	17,480,371

		244,932,426

Industrials – 5.2%
Aerospace & Defense – 0.5%
Bombardier, Inc. – Class B	6,765,900	22,682,110

Air Freight & Logistics – 0.7%
Deutsche Post AG	2,243,910	31,000,994

Airlines – 0.4%
Deutsche Lufthansa AG	1,371,200	18,985,703

Electrical Equipment – 0.3%
Furukawa Electric Co. Ltd.	4,362,000	15,874,984

Industrial Conglomerates – 0.6%
Bidvest Group Ltd.	1,130,998	13,312,445
Koninklijke Philips Electronics NV	658,040	12,440,556

		25,753,001

Machinery – 0.1%
Volvo AB – Class B	913,950	5,912,100

Professional Services – 0.4%
Adecco SA	143,200	6,222,589
Randstad Holding NV(a)	342,200	10,563,207

		16,785,796

Trading Companies & Distributors – 2.2%
Mitsubishi Corp.	3,478,300	66,282,137
Mitsui & Co. Ltd.	2,381,000	30,529,602

		96,811,739

		233,806,427

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 4.9%
Electric Utilities – 3.1%
CEZ	410,000	$18,669,431
E.ON AG	2,510,800	89,122,315
The Tokyo Electric Power Co., Inc.	1,221,400	30,742,762

		138,534,508

Independent Power Producers & Energy Traders – 0.1%
Drax Group PLC	538,015	4,281,926

Multi-Utilities – 1.7%
Centrica PLC	11,909,800	47,559,198
RWE AG	334,110	27,817,976

		75,377,174

		218,193,608

Consumer Staples – 4.0%
Food & Staples Retailing – 2.7%
Aeon Co. Ltd.	1,322,000	12,270,241
Casino Guichard Perrachon SA	125,800	9,208,274
Delhaize Group	265,600	19,582,220
Koninklijke Ahold NV	5,797,380	70,644,039
Metro AG	174,300	9,408,172

		121,112,946

Food Products – 1.3%
Associated British Foods PLC	4,737,800	56,401,803

		177,514,749

Total Common Stocks (cost $5,835,154,023)		4,343,860,964

RIGHTS – 0.2%
Financials – 0.2%
Commercial Banks – 0.2%
Lloyds Banking Group PLC(a)	19,317,007	9,232,369

Diversified Financial Services – 0.0%
Fortis(a)	3,544,166	5

Total Rights (cost $110,302,758)		9,232,374

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $96,337,233)	96,337,233	96,337,233

Total Investments – 99.6% (cost $6,041,794,014)		4,449,430,571
Other assets less liabilities – 0.4%		18,459,309

Net Assets – 100.0%		$4,467,889,880

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1,422	June 2009	$39,265,899	$49,131,254	$9,865,355
FTSE 100 Index Futures	167	June 2009	11,657,058	11,850,930	193,872

					$10,059,227

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/15/09	170,292	$120,175,064	$136,256,861	$16,081,797
Australian Dollar settling 9/15/09	240,139	183,872,031	190,888,795	7,016,764
Australian Dollar settling 9/15/09	38,117	29,689,331	30,299,569	610,238
Australian Dollar settling 9/15/09	32,148	25,503,652	25,554,754	51,102
Canadian Dollar settling 6/15/09	22,291	18,980,756	20,419,452	1,438,696
Euro settling 6/15/09	50,104	64,897,206	70,825,259	5,928,053
Euro settling 6/15/09	44,469	58,329,987	62,859,820	4,529,833
Euro settling 6/15/09	225,616	305,623,946	318,922,873	13,298,927
Japanese Yen settling 6/15/09	40,622,725	414,306,222	426,416,956	12,110,734
Japanese Yen settling 6/15/09	4,796,377	53,380,859	50,347,594	(3,033,265)
Japanese Yen settling 6/15/09	2,478,483	24,727,956	26,016,649	1,288,693
Norwegian Krone settling 6/15/09	1,156,952	167,749,082	183,475,076	15,725,994
Swedish Krona settling 6/15/09	640,616	85,240,780	84,655,154	(585,626)
Swedish Krona settling 9/15/09	190,116	25,294,165	25,117,793	(176,372)
Swiss Franc settling 6/15/09	45,733	38,438,199	42,834,958	4,396,759
Swiss Franc settling 6/15/09	36,463	33,159,938	34,152,386	992,448

Sale Contracts:
British Pound settling 6/15/09	51,481	72,115,100	83,205,174	(11,090,074)
British Pound settling 6/15/09	112,518	164,512,568	181,855,049	(17,342,481)
British Pound settling 6/15/09	85,509	125,066,318	138,202,273	(13,135,955)
Canadian Dollar settling 6/15/09	104,073	81,619,481	95,335,051	(13,715,570)
Canadian Dollar settling 6/15/09	37,580	30,510,676	34,424,790	(3,914,114)
Canadian Dollar settling 6/15/09	31,159	25,401,704	28,542,896	(3,141,192)
Canadian Dollar settling 9/15/09	28,420	24,529,605	26,049,110	(1,519,505)
Canadian Dollar settling 9/15/09	19,334	17,660,653	17,721,094	(60,441)
Euro settling 6/15/09	219,925	277,565,143	310,878,274	(33,313,131)
Euro settling 6/15/09	100,264	128,277,762	141,729,678	(13,451,916)
Euro settling 9/15/09	59,648	82,151,401	84,253,607	(2,102,206)
Japanese Yen settling 6/15/09	11,839,212	121,522,541	124,276,270	(2,753,729)
Japanese Yen settling 6/15/09	4,212,908	44,424,493	44,222,918	201,575
Norwegian Krone settling 6/15/09	80,750	11,883,738	12,805,728	(921,990)
Norwegian Krone settling 6/15/09	1,076,202	167,527,027	170,669,348	(3,142,321)
Swedish Krona settling 6/15/09	640,616	72,505,602	84,655,154	(12,149,552)
Swedish Krona settling 9/15/09	190,116	24,539,013	25,117,793	(578,780)
Swiss Franc settling 6/15/09	82,196	71,541,970	76,987,344	(5,445,374)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the market value of this security amounted to $28,594,664 or 0.6% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,945,456,781)	$4,353,093,338
Affiliated issuers (cost $96,337,233)	96,337,233
Cash	5,185,317 (a)
Foreign currencies, at value (cost $35,395,001)	35,717,546
Unrealized appreciation of forward currency exchange contracts	83,671,613
Receivable for investment securities sold and foreign currency transactions	80,049,353
Dividends receivable	31,273,798
Receivable for shares of beneficial interest sold	8,623,452
Contributions from Adviser (see Note B)	710,079
Receivable for variation margin on futures contracts	28,815

Total assets	4,694,690,544

Liabilities
Unrealized depreciation of forward currency exchange contracts	141,573,594
Payable for investment securities purchased and foreign currency transactions	60,890,708
Payable for shares of beneficial interest redeemed	18,664,762
Advisory fee payable	2,599,077
Distribution fee payable	949,997
Transfer Agent fee payable	362,476
Administrative fee payable	16,182
Accrued expenses	1,743,868

Total liabilities	226,800,664

Net Assets	$4,467,889,880

Composition of Net Assets
Paid-in capital	$9,758,815,920
Undistributed net investment income	378,430,166
Accumulated net realized loss on investment and foreign currency transactions	(4,030,617,280)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,638,738,926)

$4,467,889,880

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,928,640,408	170,683,764	$11.30	*

B	$85,989,513	7,825,388	$10.99

C	$356,554,265	32,419,146	$11.00

Advisor	$1,189,916,238	103,222,605	$11.53

R	$189,588,023	16,930,880	$11.20

K	$176,521,803	15,673,530	$11.26

I	$540,679,630	47,496,451	$11.38

(a)	An amount of $5,185,317 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2009.

*	The maximum offering price per share for Class A shares was $11.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $12,083,422)	$91,583,604
Affiliated issuers	314,021
Interest	26,986	$91,924,611

Expenses
Advisory fee (see Note B)	15,352,053
Distribution fee—Class A	2,762,473
Distribution fee—Class B	405,595
Distribution fee—Class C	1,717,462
Distribution fee—Class R	424,797
Distribution fee—Class K	197,628
Transfer agency—Class A	2,647,703
Transfer agency—Class B	155,783
Transfer agency—Class C	564,698
Transfer agency—Advisor Class	1,702,337
Transfer agency—Class R	189,487
Transfer agency—Class K	120,780
Transfer agency—Class I	134,519
Custodian	1,215,329
Printing	502,175
Registration fees	172,931
Administrative	48,602
Audit	32,583
Trustees’ fees	24,945
Legal	20,180
Miscellaneous	115,159

Total expenses	28,507,219
Less: expenses waived and reimbursed by the Adviser (see Note B)	(737,564)

Net expenses		27,769,655

Net investment income		64,154,956

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(2,758,528,676	)(a)
Futures contracts		(5,199,127)
Foreign currency transactions		(332,509,678)
Net change in unrealized appreciation/depreciation of:
Investments		3,278,420,946
Futures contracts		10,759,107
Foreign currency denominated assets and liabilities		258,083,656

Net gain on investment and foreign currency transactions		451,026,228

Contributions from Adviser (see Note B)		710,079

Net Increase in Net Assets from Operations		$515,891,263

(a)	On December 31, 2008, the Fund had a redemption-in-kind with total proceeds in the amount of $24,662,741. The loss on investments of $25,948,930 will not be realized for tax purposes.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$64,154,956	$267,708,058
Net realized loss on investment and foreign currency transactions	(3,096,237,481)	(1,042,181,414)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,547,263,709	(6,641,325,325)
Contributions from Adviser (see Note B)	710,079	– 0	–

Net increase (decrease) in net assets from operations	515,891,263	(7,415,798,681)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(87,084,220)
Class B	– 0	–	(2,737,561)
Class C	– 0	–	(11,375,185)
Advisor Class	– 0	–	(61,742,936)
Class R	– 0	–	(2,316,081)
Class K	– 0	–	(5,283,006)
Class I	– 0	–	(25,783,235)
Net realized gain on investment transactions
Class A	– 0	–	(261,502,906)
Class B	– 0	–	(14,595,674)
Class C	– 0	–	(60,648,288)
Advisor Class	– 0	–	(158,140,603)
Class R	– 0	–	(7,470,043)
Class K	– 0	–	(15,042,891)
Class I	– 0	–	(63,696,172)
Transactions in Shares of Beneficial Interest
Net decrease	(1,089,907,059)	(152,234,641)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	190,023	– 0	–

Total decrease	(573,825,773)	(8,345,452,123)
Net Assets
Beginning of period	5,041,715,653	13,387,167,776

End of period (including undistributed net investment income of $378,430,166 and $314,275,210, respectively)	$4,467,889,880	$5,041,715,653

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$392,010,910		$10,059,227
Level 2	4,057,419,661	+	(57,901,981)
Level 3	– 0	–	– 0	–

Total	$4,449,430,571		$(47,842,754)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP 157-4 and believes the adoption of FSP 157-4 will have no material impact on the Fund’s financial statements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of ..75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Caps”). The Expense Caps expired on January 1, 2009. For the six months ended May 31, 2009, such reimbursement amounted to $737,564.

During the six months ended May 31, 2009, the Adviser reimbursed the Fund $710,079 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund paid $48,602 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,637,231 for the six months ended May 31, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,184 from the sale of Class A shares and received $45,690, $113,472 and $47,622 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value May 31, 2009 (000)
$348,793	$999,738	$1,252,194	$314	$96,337

Brokerage commissions paid on investment transactions for the six months ended May 31, 2009 amounted to $3,450,398, of which $0 and $52,860, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,158,236, $5,728,384, $1,545,498 and $1,825,119 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,141,280,569		$2,190,574,912
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$176,736,040
Gross unrealized depreciation	(1,769,099,483)

Net unrealized depreciation	$(1,592,363,443)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$83,671,613		Unrealized depreciation of forward currency exchange contracts	$141,573,594

Equity contracts	Receivable for variation margin on futures contracts	10,059,227	*

Total		$93,730,840			$141,573,594

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin received at period end is reported within the statement of assets & liabilities.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$(331,235,900)	$256,373,226

Equity contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation (depreciation) of futures contracts	(5,199,127)	10,759,107

Total		$(336,435,027)	$267,132,333

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008

Class A
Shares sold	37,954,453		82,415,077	$356,640,421		$1,500,308,885

Shares issued in reinvestment of dividends and distributions	– 0	–	14,811,789	– 0	–	324,822,519

Shares converted from Class B	369,910		1,251,538	3,536,522		23,451,550

Shares redeemed	(84,183,857)		(132,420,786)	(767,881,242)		(2,292,777,602)

Net decrease	(45,859,494)		(33,942,382)	$(407,704,299)		$(444,194,648)

Class B
Shares sold	152,124		640,826	$1,409,692		$12,321,007

Shares issued in reinvestment of dividends and distributions	– 0	–	742,459	– 0	–	16,007,418

Shares converted to Class A	(379,775)		(1,276,719)	(3,536,522)		(23,451,550)

Shares redeemed	(1,846,201)		(4,244,791)	(16,600,120)		(72,037,975)

Net decrease	(2,073,852)		(4,138,225)	$(18,726,950)		$(67,161,100)

Class C
Shares sold	1,594,614		8,361,931	$14,804,114		$161,348,139

Shares issued in reinvestment of dividends and distributions	– 0	–	2,070,287	– 0	–	44,656,098

Shares redeemed	(13,055,613)		(24,608,181)	(118,141,627)		(409,417,112)

Net decrease	(11,460,999)		(14,175,963)	$(103,337,513)		$(203,412,875)

Advisor Class
Shares sold	22,663,363		73,445,830	$217,884,646		$1,349,381,775

Shares issued in reinvestment of dividends and distributions	– 0	–	9,255,953	– 0	–	206,222,629

Shares redeemed	(61,746,753)		(91,005,502)	(574,674,369)		(1,569,607,247)

Net decrease	(39,083,390)		(8,303,719)	$(356,789,723)		$(14,002,843)

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008

Class R
Shares sold	5,011,779		16,733,599	$46,431,563		$290,468,540

Shares issued in reinvestment of dividends and distributions	– 0	–	448,828	– 0	–	9,784,455

Shares redeemed	(6,374,891)		(5,766,397)	(60,333,106)		(88,547,473)

Net increase (decrease)	(1,363,112)		11,416,030	$(13,901,543)		$211,705,522

Class K
Shares sold	2,509,568		6,686,518	$23,441,647		$123,897,064

Shares issued in reinvestment of dividends and distributions	– 0	–	930,813	– 0	–	20,328,949

Shares redeemed	(3,619,842)		(4,948,632)	(34,131,019)		(88,976,493)

Net increase (decrease)	(1,110,274)		2,668,699	$(10,689,372)		$55,249,520

Class I
Shares sold	6,479,623		34,675,164	$61,908,620		$667,623,678

Shares issued in reinvestment of dividends and distributions	– 0	–	3,791,926	– 0	–	83,270,705

Shares redeemed	(25,172,718)		(30,576,483)	(240,666,279)		(441,312,600)

Net increase (decrease)	(18,693,095)		7,890,607	$(178,757,659)		$309,581,783

For the six months ended May 31, 2009, the Fund received $190,023 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$246,454,041	$186,589,422
Long-term capital gains	530,964,760	293,122,571

Total taxable distributions	777,418,801	479,711,993

Total distributions paid	$777,418,801	$479,711,993

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(934,289,460	)(a)
Unrealized appreciation/(depreciation)	(4,871,817,766	)(b)

Total accumulated earnings/(deficit)	$(5,806,107,226)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $934,289,460 of which $24,027,449 expires in the year 2009 and $910,262,011 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with Alliance International Fund, Inc. may apply.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

(“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.78	$ 24.18	$ 23.05	$ 18.10	$ 16.22	$ 12.82

Income From Investment Operations
Net investment income(a)	.14	(b)	.45	.50	.39	(b)	.26	(b)	.16	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.38	(13.46)	2.18	5.80	2.15	3.37
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.52	(13.01)	2.68	6.19	2.41	3.53

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.34)	(.40)	(.23)	(.17)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)	– 0	–

Total dividends and distributions	– 0	–	(1.39)	(1.55)	(1.24)	(.53)	(.13)

Net asset value, end of period	$ 11.30	$ 9.78	$ 24.18	$ 23.05	$ 18.10	$ 16.22

Total Return
Total investment return based on net asset value(e)	15.54%	(56.98)%	12.23%	36.20%	15.31%	27.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,928,640	$2,118,101	$6,056,019	$3,285,006	$1,262,495	$455,933
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(f)	1.14%	1.11%	1.19	%(g)	1.20%	1.20%
Expenses, before waivers/reimbursements	1.39	%(f)	1.14%	1.11%	1.19	%(g)	1.37%	1.64%
Net investment income	2.91	%(b)(f)	2.45%	2.11%	1.92	%(b)(g)	1.57	%(b)	1.12	%(b)(c)
Portfolio turnover rate	27%	38%	21%	23%	26%	22%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.55	$ 23.65	$ 22.63	$ 17.81	$ 15.99	$ 12.67

Income From Investment Operations
Net investment income(a)	.10	(b)	.30	.30	.25	(b)	.16	(b)	.07	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.34	(13.16)	2.16	5.70	2.11	3.32
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.44	(12.86)	2.46	5.95	2.27	3.39

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.29)	(.12)	(.09)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)	– 0	–

Total dividends and distributions	– 0	–	(1.24)	(1.44)	(1.13)	(.45)	(.07)

Net asset value, end of period	$ 10.99	$ 9.55	$ 23.65	$ 22.63	$ 17.81	$ 15.99

Total Return
Total investment return based on net asset value(e)	15.08%	(57.30)%	11.38%	35.22%	14.52%	26.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,990	$94,538	$331,999	$302,072	$192,192	$136,980
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.13	%(f)	1.88%	1.84%	1.90	%(g)	1.90%	1.90%
Expenses, before waivers/ reimbursements	2.19	%(f)	1.88%	1.84%	1.90	%(g)	2.09%	2.39%
Net investment income	2.16	%(b)(f)	1.66%	1.30%	1.22	%(b)(g)	.98	%(b)	.47	%(b)(c)
Portfolio turnover rate	27%	38%	21%	23%	26%	22%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.56	$ 23.66	$ 22.63	$ 17.81	$ 15.99	$ 12.67

Income From Investment Operations
Net investment income(a)	.10	(b)	.32	.33	.25	(b)	.16	(b)	.06	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.34	(13.18)	2.14	5.70	2.11	3.33
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.44	(12.86)	2.47	5.95	2.27	3.39

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.29)	(.12)	(.09)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)	– 0	–

Total dividends and distributions	– 0	–	(1.24)	(1.44)	(1.13)	(.45)	(.07)

Net asset value, end of period	$ 11.00	$ 9.56	$ 23.66	$ 22.63	$ 17.81	$ 15.99

Total Return
Total investment return based on net asset value(e)	15.06%	(57.27)%	11.43%	35.22%	14.52%	26.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$356,554	$419,340	$1,373,558	$775,322	$315,390	$143,067
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.09	%(f)	1.86%	1.82%	1.89	%(g)	1.90%	1.90%
Expenses, before waivers/reimbursements	2.13	%(f)	1.86%	1.82%	1.89	%(g)	2.07%	2.35%
Net investment income	2.13	%(b)(f)	1.72%	1.40%	1.22	%(b)(g)	.95	%(b)	.46	%(b)(c)
Portfolio turnover rate	27%	38%	21%	23%	26%	22%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.96	$ 24.60	$ 23.41	$ 18.34	$ 16.41	$ 12.96

Income From Investment Operations
Net investment income(a)	.15	(b)	.52	.58	.46	(b)	.37	(b)	.21	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.42	(13.71)	2.20	5.89	2.12	3.40
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.57	(13.19)	2.78	6.35	2.49	3.61

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.40)	(.44)	(.27)	(.20)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)	– 0	–

Total dividends and distributions	– 0	–	(1.45)	(1.59)	(1.28)	(.56)	(.16)

Net asset value, end of period	$ 11.53	$ 9.96	$ 24.60	$ 23.41	$ 18.34	$ 16.41

Total Return
Total investment return based on net asset value(e)	15.76%	(56.87)%	12.52%	36.65%	15.66%	28.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,189,916	$1,417,977	$3,704,600	$1,851,774	$712,775	$1,082,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	.84%	.82%	.89	%(g)	.90%	.90%
Expenses, before waivers/reimbursements	1.09	%(f)	.84%	.82%	.89	%(g)	1.04%	1.34%
Net investment income	3.10	%(b)(f)	2.77%	2.41%	2.21	%(b)(g)	2.21	%(b)	1.48	%(b)(c)
Portfolio turnover rate	27%	38%	21%	23%	26%	22%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.70	$ 24.02	$ 22.98	$ 18.09	$ 16.23	$ 12.82

Income From Investment Operations
Net investment income(a)(b)	.14	.35	.45	.30	.22	.02	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.36	(13.30)	2.15	5.83	2.16	3.48
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.50	(12.95)	2.60	6.13	2.38	3.50

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.32)	(.41)	(.23)	(.16)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)	– 0	–

Total dividends and distributions	– 0	–	(1.37)	(1.56)	(1.24)	(.52)	(.09)

Net asset value, end of period	$ 11.20	$ 9.70	$ 24.02	$ 22.98	$ 18.09	$ 16.23

Total Return
Total investment return based on net asset value(e)	15.46%	(57.08)%	11.88%	35.87%	15.09%	27.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$189,588	$177,471	$165,221	$44,196	$4,115	$960
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.50	%(f)	1.40%	1.40%	1.40	%(g)	1.40%	1.40%
Expenses, before waivers/ reimbursements	1.53	%(f)	1.46%	1.41%	1.50	%(g)	1.66%	1.84%
Net investment income(b)	2.98	%(f)	2.10%	1.89%	1.47	%(g)	1.30%	.12	%(c)
Portfolio turnover rate	27%	38%	21%	23%	26%	22%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 9.74	$ 24.10	$ 23.02	$ 18.11	$ 17.14

Income From Investment Operations
Net investment income(a)	.16	(b)	.46	(b)	.53	.27	(b)	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.36	(13.41)	2.15	5.93	.86
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.52	(12.95)	2.68	6.20	.97

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.36)	(.45)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	– 0	–

Total dividends and distributions	– 0	–	(1.41)	(1.60)	(1.29)	– 0	–

Net asset value, end of period	$ 11.26	$ 9.74	$ 24.10	$ 23.02	$ 18.11

Total Return
Total investment return based on net asset value(e)	15.61%	(56.97)%	12.24%	36.30%	5.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$176,522	$163,512	$340,196	$72,884	$106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19	%(f)	1.15%	1.10%	1.13	%(g)	1.15	%(f)
Expenses, before waivers/reimbursements	1.21	%(f)	1.16%	1.10%	1.13	%(g)	1.42	%(f)
Net investment income	3.29	%(b)(f)	2.50	%(b)	2.19%	1.40	%(b)(g)	1.07	%(b)(f)
Portfolio turnover rate	27%	38%	21%	23%	26%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,	March 1, 2005(h) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 9.83	$ 24.28	$ 23.12	$ 18.14	$ 17.14

Income From Investment Operations
Net investment income(a)	.16	.54	.58	.47	(b)	.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39	(13.52)	2.18	5.81	.91
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.55	(12.98)	2.76	6.28	1.00

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.42)	(.45)	(.29)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	– 0	–

Total dividends and distributions	– 0	–	(1.47)	(1.60)	(1.30)	– 0	–

Net asset value, end of period	$ 11.38	$ 9.83	$ 24.28	$ 23.12	$ 18.14

Total Return
Total investment return based on net asset value(e)	15.77%	(56.81)%	12.60%	36.73%	5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$540,680	$650,777	$1,415,575	$638,419	$180,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(f)	.76%	.75%	.82	%(g)	.90	%(f)
Expenses, before waivers/reimbursements	.85	%(f)	.76%	.75%	.82	%(g)	1.00	%(f)
Net investment income	3.32	%(f)	2.93%	2.43%	2.27	%(b)(g)	.75	%(b)(f)
Portfolio turnover rate	27%	38%	21%	23%	26%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of distributions.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Joseph G. Paul(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco, Paul and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-, 3- and 5-year periods, and that while the Fund outperformed the Index in the since inception period, it underperformed the Index in the 1-, 3- and 5-year periods. The trustees also reviewed performance information for periods ended March 31, 2009, and noted that relative investment performance in 2009 had been stronger than in the immediately prior periods. Based on their review and their discussion of the reasons for the Fund’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s performance was acceptable. The trustees determined to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted that in light of the Fund’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Fund’s fee rate. In response the Adviser informed the trustees that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had generally shown improvement. The trustees noted that they had discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style substantially similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

(but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 70.6 basis points, plus the 0.1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Fund increase further. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$3,753.4	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $108,208 (0.001% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio[5]		Fiscal Year End
International Value Fund	Advisor	0.84%	November 30
	Class A	1.14%
	Class B	1.88%
	Class C	1.86%
	Class R	1.46%
	Class K	1.16%
	Class I	0.76%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on a percentage of the Fund’s net assets and is paid on a monthly basis.

5	Annualized.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$3,753.4	International Strategic Value 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum account size: $25m	0.505%	0.717%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.717%	0.717%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[8]
International Value Fund	Bernstein Kokusai Strategic Value[9]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedule of the sub-advisory relationships been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client #1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.320%	0.717%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

9	This ITM fund is privately placed or institutional.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fund		Fee Schedule	Effective Sub-Adv. Fee		Fund Advisory Fee
	Client #2[10],[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.493%		0.717%

	Client #3	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.330%		0.717%

	Client #4	0.55% on 1st $150 million 0.50% on next $150 million 0.45% thereafter	0.456%		0.717%

	Client #5	0.50%	0.500%		0.717%

	Client #6	0.30%	0.300%		0.717%

	Client #7	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[12]	0.184%	[13]	0.717%

	Client #8	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.261%		0.717%

	Client #9	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.416%		0.717%

	Client #10	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.365%		0.717%

	Client #11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.290%		0.717%

	Client #12	0.35% on 1st $1 billion 0.325% on the balance	0.332%		0.717%

10	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

11	The Client is an affiliate of the Adviser.

12	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

13	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)14 at the approximate current asset level of the Fund.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Rank
International Value Fund[17]	0.706	0.859	4/15

14	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

17	The Fund’s EG includes the Fund, two other International Large-Cap Value Fund (“ILCV”), one International Large-Cap Core Fund (“ILCC”), six International Multi-Cap Growth Funds (“IMLG”) and four International Multi-Cap Value Funds (“IMLV”) and one International Large-Cap Growth Fund (ILCG).

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.18 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.20

Fund	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[22]	1.140	1.369	2/15	1.456	7/62

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

21	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

22	The Fund’s EU includes the Fund, EG and all other ILCV, IMLG, IMLV, ILCC and ILCG funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $73,095, $27,843,661 and $795,654 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $4,634,813 in fees from the Fund.23

23	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $148,907 under the offset agreement between the Fund and ABIS.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,24 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli25 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

24	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

25	The Deli study was originally published in 2002 based on 1997 data.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund27 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the periods ended January 31, 2009.29

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-55.63	-47.55	-45.16	3/3	13/13
3 year	-19.02	-15.22	-13.21	3/3	8/8
5 year	-3.89	-2.51	-1.58	3/3	8/8

27	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

28	The Fund’s PG and PU are not identical to the Fund’s respective EG and EU as the criteria for including or excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

29	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)30 versus its benchmark.31 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Fund	-55.63	-19.02	-3.89	1.83	20.46	-0.24	5
MSCI EAFE Index (Net)	-43.74	-12.25	-0.70	0.47	16.92	-0.14	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

30	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

31	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

32	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

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Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

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Taxable Bond Funds

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National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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AllianceBernstein Income Fund

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ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0509

SEMI-ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

May 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein, L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 15, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index.

Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Fund may invest in securities issued by non-US companies and may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended May 31, 2009. For additional comparison, returns for the Russell 2500 Index are shown for the same time periods.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period ended May 31, 2009. The Fund’s relative outperformance resulted from strong sector and security selection; the Fund’s technology and consumer staples holdings and its underweight of the financial sector specifically contributed to performance. The Fund’s tilt toward economically sensitive stocks paid off handsomely. The Fund was deeply underweight in the weak financial sector and avoided many of the hardest-hit banks, although Washington Federal and South Financial were significant individual detractors. The Fund was significantly overweight in the technology sector, and held several technology stocks that considerably outperformed during the period. The Fund also outperformed the Russell 2500 Index during the six-month period.

The Fund’s Class A shares without sales charges outperformed the benchmark for the 12-month period

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

ended May 31, 2009. For the period, the Fund and the benchmark posted negative returns. Both stock and sector selection contributed to the Fund’s premium to its value benchmark. Broadly speaking, the Fund’s positioning in financials and technology helped most. Western Digital and Siliconware Precision again led individual contributors, while RRI Energy and ArvinMeritor were the largest individual detractors from Fund performance.

Market Review and Investment Strategy

US smaller-cap markets, like equity markets globally, declined in January and February 2009 as fears mounted that the economic contraction would be even worse than expected. In January and February, the Russell 2500 Index fell more than 20%. The index rebounded sharply in the following three months, as optimism about the global economic outlook caused the extreme risk aversion that had previously gripped the markets to abate.

Investor behavior over the past few months suggests that they are gaining confidence that the recovery will occur, but remain uncertain about the pace and scale of the rebound. In the meantime, economic data remains mixed and this uncertainty will likely persist for a while. Further, likelihood of continued government intervention in the economy adds to this uncertainty. The Fund’s Small/Mid Cap Value Senior Investment Management Team’s (the “Team’s”) investment approach focuses on long-term valuation, while weighing near- term risks. Given today’s acute short-term risks, guarding the Fund against near-term perils on the path to an economic and earnings recovery takes on greater importance than usual. Currently the Team is placing greater value on near-term cash flows that enable companies to withstand financial stresses and reduced demand. The Team is also keeping a close eye on short-term risk indicators, such as short interest and refinancing needs. In the first quarter, the Team bought several attractively valued stocks of companies with strong balance sheets and returns on equity.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the unmanaged Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization US stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid- capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because small- and mid-cap companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund

Class A	19.86%	-30.23%

Class B*	19.73%	-30.39%

Class C	19.50%	-30.73%

Advisor Class†	20.11%	-30.00%

Class R†	19.81%	-30.33%

Class K†	19.93%	-30.23%

Class I†	20.11%	-30.02%

Russell 2500 Value Index	5.17%	-33.08%

Russell 2500 Index	11.05%	-33.45%

*  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-30.23%	-33.19%
5 Years	0.89%	0.02%
Since Inception*	6.60%	6.04%

Class B Shares(a)
1 Year	-30.39%	-33.15%
5 Years	0.42%	0.42%
Since Inception*	6.00%	6.00%

Class C Shares
1 Year	-30.73%	-31.43%
5 Years	0.19%	0.19%
Since Inception*	5.85%	5.85%

Advisor Class Shares†
1 Year	-30.00%	-30.00%
5 Years	1.20%	1.20%
Since Inception*	6.92%	6.92%

Class R Shares†
1 Year	-30.33%	-30.33%
5 Years	0.76%	0.76%
Since Inception*	2.54%	2.54%

Class K Shares†
1 Year	-30.23%	-30.23%
Since Inception*	-2.64%	-2.64%

Class I Shares†
1 Year	-30.02%	-30.02%
Since Inception*	-2.41%	-2.41%

The Fund’s total annual operating ratios are 1.34%, 2.06%, 2.05%, 1.04%, 1.54%, 1.26% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. There are contractual fee waivers currently in place for this Fund to the extent necessary in keeping the Fund’s operating expense ratios from exceeding 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, of average net assets per year. These waivers extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-27.18%
5 Years	-1.31%
Since Inception*	5.67%

Class B Shares(a)
1 Year	-27.14%
5 Years	-0.92%
Since Inception*	5.63%

Class C Shares
1 Year	-25.20%
5 Years	-1.15%
Since Inception*	5.48%

Advisor Class Shares†
1 Year	-23.69%
5 Years	-0.15%
Since Inception*	6.54%

Class R Shares†
1 Year	-24.11%
5 Years	-0.61%
Since Inception*	2.06%

Class K Shares†
1 Year	-23.89%
Since Inception*	-3.12%

Class I Shares†
1 Year	-23.65%
Since Inception*	-2.89%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2008		Ending Account Value May 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,198.61	$1,019.20	$6.30	$5.79
Class B	$1,000	$1,000	$1,197.34	$1,017.60	$8.05	$7.39
Class C	$1,000	$1,000	$1,194.98	$1,015.71	$10.12	$9.30
Advisor Class	$1,000	$1,000	$1,201.10	$1,020.69	$4.66	$4.28
Class R	$1,000	$1,000	$1,198.09	$1,018.20	$7.40	$6.79
Class K	$1,000	$1,000	$1,199.28	$1,019.45	$6.03	$5.54
Class I	$1,000	$1,000	$1,201.07	$1,020.69	$4.66	$4.28
*	Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.47%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $816.3

TEN LARGEST HOLDINGS**

May 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Whiting Petroleum Corp.	$14,728,098	1.8%
Cimarex Energy Co.	13,511,204	1.7
Commercial Metals Co.	12,427,131	1.5
Tech Data Corp.	11,664,886	1.4
Ruddick Corp.	11,656,628	1.4
Universal Corp.	11,557,063	1.4
Aspen Insurance Holdings Ltd.	11,124,762	1.4
Universal Health Services, Inc. – Class B	10,996,986	1.4
Platinum Underwriters Holdings, Ltd.	10,799,718	1.3
JC Penney Co., Inc.	10,631,675	1.3
	$119,098,151	14.6%

*	All data are as of May 31, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Information Technology – 19.0%
Communications Equipment – 1.0%
CommScope, Inc.(a)	320,500	$8,409,920

Computers & Peripherals – 3.0%
NCR Corp.(a)	569,000	6,111,060
SanDisk Corp.(a)	503,000	7,876,980
Western Digital Corp.(a)	422,400	10,496,640

		24,484,680

Electronic Equipment, Instruments & Components – 9.1%
Anixter International, Inc.(a)	221,600	9,090,032
Arrow Electronics, Inc.(a)	436,025	10,547,445
AU Optronics Corp. (Sponsored ADR)	851,400	8,846,046
Avnet, Inc.(a)	290,450	6,683,254
AVX Corp.	378,000	3,507,840
Benchmark Electronics, Inc.(a)	273,900	3,341,580
Flextronics International Ltd.(a)	1,956,600	7,748,136
Ingram Micro, Inc.-Class A(a)	479,400	7,919,688
Insight Enterprises, Inc.(a)	690,600	5,214,030
Tech Data Corp.(a)	364,300	11,664,886

		74,562,937

IT Services – 2.0%
Convergys Corp.(a)	728,700	6,740,475
Perot Systems Corp.-Class A(a)	673,900	9,205,474

		15,945,949

Semiconductors & Semiconductor Equipment – 3.4%
Lam Research Corp.(a)	151,000	3,954,690
Siliconware Precision Industries Co. (Sponsored ADR)	1,325,100	9,805,740
Teradyne, Inc.(a)	1,356,600	9,699,690
Zoran Corp.(a)	402,900	4,464,132

		27,924,252

Software – 0.5%
Amdocs Ltd.(a)	186,400	4,033,696

		155,361,434

Financials – 17.5%
Commercial Banks – 2.2%
Comerica, Inc.	214,100	4,641,688
Synovus Financial Corp.	380,100	1,242,927
Trustmark Corp.	195,200	3,823,968
Webster Financial Corp.	277,100	2,067,166
Whitney Holding Corp.	497,335	6,166,954

		17,942,703

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 8.4%
Arch Capital Group Ltd.(a)	106,500	$6,060,915
Aspen Insurance Holdings Ltd.	481,800	11,124,762
Fidelity National Financial, Inc.-Class A	509,400	7,101,036
Old Republic International Corp.	546,600	5,591,718
PartnerRe Ltd.	72,386	4,723,911
Platinum Underwriters Holdings, Ltd.	374,600	10,799,718
Reinsurance Group of America, Inc.-Class A	185,000	6,804,300
RenaissanceRe Holdings Ltd.	68,000	3,112,360
StanCorp Financial Group, Inc.	284,800	8,834,496
Unum Group	276,000	4,722,360

		68,875,576

Real Estate Investment Trusts (REITs) – 4.4%
Alexandria Real Estate Equities, Inc.	74,100	2,660,190
Digital Realty Trust, Inc.	273,200	9,772,364
Home Properties, Inc.	187,277	6,236,324
Mid-America Apartment Communities, Inc.	139,200	5,051,568
Sunstone Hotel Investors, Inc.	475,720	2,763,933
Tanger Factory Outlet Centers	219,200	7,093,312
Taubman Centers, Inc.	104,200	2,577,908

		36,155,599

Real Estate Management & Development – 0.6%
Brookfield Properties Corp. (New York)	600,200	4,537,512

Thrifts & Mortgage Finance – 1.9%
Astoria Financial Corp.	152,200	1,173,462
First Niagara Financial Group, Inc.	291,800	3,702,942
Provident Financial Services, Inc.	217,500	2,140,200
Washington Federal, Inc.	632,843	8,302,900

		15,319,504

		142,830,894

Industrials – 13.4%
Airlines – 0.5%
Alaska Air Group, Inc.(a)	199,700	3,109,329
Skywest, Inc.	109,300	1,120,325

		4,229,654

Building Products – 0.7%
Masco Corp.	383,100	3,968,916
Quanex Building Products Corp.	162,100	1,789,584

		5,758,500

Commercial Services & Supplies – 1.2%
United Stationers, Inc.(a)	277,600	9,940,856

Electrical Equipment – 3.6%
Acuity Brands, Inc.	136,300	3,704,634
AO Smith Corp.	135,300	4,057,647
Cooper Industries Ltd.-Class A	128,500	4,217,370
EnerSys(a)	564,500	9,144,900
Regal-Beloit Corp.	198,823	7,855,497

		28,980,048

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 4.4%
Briggs & Stratton Corp.	532,675	$8,096,660
Gardner Denver, Inc.(a)	292,200	8,280,948
Mueller Industries, Inc.	419,200	9,209,824
Terex Corp.(a)	766,100	10,281,062

		35,868,494

Professional Services – 0.9%
Kelly Services, Inc.-Class A	688,600	7,340,476

Road & Rail – 2.1%
Arkansas Best Corp.	72,900	2,049,219
Con-way, Inc.	200,000	6,420,000
Hertz Global Holdings, Inc.(a)	855,700	5,861,545
Werner Enterprises, Inc.	167,700	3,016,923

		17,347,687

		109,465,715

Consumer Discretionary – 9.9%
Auto Components – 0.3%
Autoliv, Inc.	101,200	2,811,336

Automobiles – 1.1%
Thor Industries, Inc.	437,700	8,802,147

Hotels, Restaurants & Leisure – 1.0%
Boyd Gaming Corp.(a)	781,700	7,848,268

Leisure Equipment & Products – 0.8%
Callaway Golf Co.	915,800	6,520,496

Media – 0.4%
CBS Corp.-Class B	468,300	3,456,054

Multiline Retail – 1.3%
JC Penney Co., Inc.	407,500	10,631,675

Specialty Retail – 4.3%
AutoNation, Inc.(a)	327,200	5,195,936
Foot Locker, Inc.	907,900	10,086,769
Limited Brands, Inc.	606,000	7,581,060
Men's Wearhouse, Inc.	587,500	10,040,375
Signet Jewelers Ltd.	120,011	2,158,998

		35,063,138

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	584,200	5,316,220

		80,449,334

Consumer Staples – 9.4%
Beverages – 1.2%
Pepsi Bottling Group, Inc.	304,600	10,009,156

Food & Staples Retailing – 2.4%
Ruddick Corp.	463,300	11,656,628
Supervalu, Inc.	457,900	7,601,140

		19,257,768

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 4.4%
Bunge Ltd.	125,100	$7,915,077
Del Monte Foods Co.	1,030,000	8,425,400
Smithfield Foods, Inc. (a)	787,000	9,782,410
Tyson Foods, Inc.-Class A	732,400	9,755,568

		35,878,455

Tobacco—1.4%
Universal Corp.	312,100	11,557,063

		76,702,442

Energy – 7.9%
Energy Equipment & Services – 2.2%
Acergy SA (ADR)	155,168	1,604,437
Helmerich & Payne, Inc.	247,200	8,644,584
Oil States International, Inc. (a)	306,400	8,006,232

		18,255,253

Oil, Gas & Consumable Fuels – 5.7%
Cimarex Energy Co.	414,200	13,511,204
Denbury Resources, Inc. (a)	484,781	8,333,385
Frontier Oil Corp.	546,500	9,547,355
Whiting Petroleum Corp. (a)	314,300	14,728,098

		46,120,042

		64,375,295

Materials – 7.8%
Chemicals – 3.1%
Arch Chemicals, Inc.	233,195	6,552,780
Cytec Industries, Inc.	345,200	7,414,896
Rockwood Holdings, Inc. (a)	618,100	9,222,052
Westlake Chemical Corp.	107,525	2,198,886

		25,388,614

Containers & Packaging – 2.1%
Aptargroup, Inc.	101,700	3,153,717
Owens-Illinois, Inc. (a)	227,000	6,499,010
Sonoco Products Co.	298,400	7,269,024

		16,921,751

Metals & Mining – 2.6%
Commercial Metals Co.	732,300	12,427,131
Reliance Steel & Aluminum Co.	232,100	8,817,479

		21,244,610

		63,554,975

Health Care – 6.3%
Health Care Providers & Services – 6.3%
AMERIGROUP Corp. (a)	246,500	7,113,990
Coventry Health Care, Inc. (a)	274,200	4,949,310
Henry Schein, Inc. (a)	94,300	4,294,422
LifePoint Hospitals, Inc. (a)	317,517	8,652,338
Molina Healthcare, Inc. (a)	372,315	8,913,221
Omnicare, Inc.	235,100	6,354,753
Universal Health Services, Inc.-Class B	200,200	10,996,986

		51,275,020

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 5.0%
Electric Utilities – 2.1%
Allegheny Energy, Inc.	87,200	$2,180,000
Northeast Utilities	483,200	10,045,728
Portland General Electric Co.	296,500	5,334,035

		17,559,763

Gas Utilities – 1.2%
Atmos Energy Corp.	405,146	9,723,504

Independent Power Producers & Energy Traders – 0.5%
RRI Energy, Inc.(a)	774,500	4,244,260

Multi-Utilities – 1.2%
NiSource, Inc.	369,800	3,953,162
Wisconsin Energy Corp.	144,200	5,690,132

		9,643,294

		41,170,821

Total Common Stocks (cost $911,890,879)		785,185,930

SHORT-TERM INVESTMENTS – 4.9%
Investment Companies – 4.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $39,727,958)	39,727,958	39,727,958

Total Investments – 101.1% (cost $951,618,837)		824,913,888
Other assets less liabilities – (1.1)%		(8,635,076)

Net Assets – 100.0%		$816,278,812

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $911,890,879)	$785,185,930
Affiliated issuers (cost $39,727,958)	39,727,958
Receivable for shares of beneficial interest sold	4,285,698
Receivable for investment securities sold	2,746,298
Dividends receivable	1,023,530

Total assets	832,969,414

Liabilities
Payable for investment securities purchased	12,285,257
Payable for shares of beneficial interest redeemed	3,472,411
Advisory fee payable	415,464
Distribution fee payable	200,975
Transfer Agent fee payable	87,859
Administrative fee payable	12,339
Accrued expenses	216,297

Total liabilities	16,690,602

Net Assets	$816,278,812

Composition of Net Assets
Paid-in capital	$1,089,034,922
Undistributed net investment income	2,454,045
Accumulated net realized loss on investment transactions	(148,505,206)
Net unrealized depreciation on investments	(126,704,949)

$816,278,812

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$351,512,126	32,238,292	$10.90	*

B	$68,680,297	6,533,961	$10.51

C	$99,693,112	9,509,678	$10.48

Advisor	$151,602,063	13,723,235	$11.05

R	$41,630,366	3,849,887	$10.81

K	$17,728,036	1,636,344	$10.83

I	$85,432,812	7,857,240	$10.87

*	The maximum offering price per share for Class A shares was $11.38 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $43,128)	$7,031,885
Affiliated issuers	35,359	$7,067,244

Expenses
Advisory fee (see Note B)	2,539,282
Distribution fee—Class A	446,489
Distribution fee—Class B	324,660
Distribution fee—Class C	447,571
Distribution fee—Class R	82,940
Distribution fee—Class K	17,281
Transfer agency—Class A	467,563
Transfer agency—Class B	131,440
Transfer agency—Class C	157,889
Transfer agency—Advisor Class	161,838
Transfer agency—Class R	35,409
Transfer agency—Class K	12,268
Transfer agency—Class I	32,988
Custodian	110,423
Registration fees	87,258
Printing	73,754
Administrative	45,215
Audit	26,148
Trustees’ fees	24,354
Legal	21,200
Miscellaneous	14,676

Total expenses	5,260,646
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(1,186,261)

Net expenses		4,074,385

Net investment income		2,992,859

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(126,120,703)
Net change in unrealized appreciation/depreciation of investments		250,564,662

Net gain on investment transactions		124,443,959

Net Increase in Net Assets from Operations		$127,436,818

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,992,859	$6,319,318
Net realized loss on investment transactions	(126,120,703)	(21,902,452)
Net change in unrealized appreciation/depreciation of investments	250,564,662	(484,979,904)

Net increase (decrease) in net assets from operations	127,436,818	(500,563,038)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,857,158)	(942,119)
Class B	(652,057)	– 0	–
Advisor Class	(1,402,356)	(822,340)
Class R	(269,201)	(36,897)
Class K	(155,306)	(69,693)
Class I	(1,265,895)	(832,213)
Net realized gain on investment transactions
Class A	– 0	–	(45,825,246)
Class B	– 0	–	(14,438,717)
Class C	– 0	–	(16,985,109)
Advisor Class	– 0	–	(13,827,481)
Class R	– 0	–	(3,350,244)
Class K	– 0	–	(1,506,690)
Class I	– 0	–	(10,693,149)
Transactions in Shares of Beneficial Interest
Net decrease	(1,232,372)	(11,287,854)

Total increase (decrease)	119,602,473	(621,180,790)
Net Assets
Beginning of period	696,676,339	1,317,857,129

End of period (including undistributed net investment income of $2,454,045 and $6,063,159, respectively)	$816,278,812	$696,676,339

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$824,913,888		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$824,913,888		$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Real-

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

ized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund did not engage in derivative transactions for the six months ended May 31, 2009.

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP 157-4 and believes the adoption of FSP 157-4 will have no material impact on the Fund’s financial statements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2009, such reimbursement amounted to $926,533.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund paid $45,215 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $425,302 for the six months ended May 31, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,400 from the sale of Class A shares and received $3,215, $21,192 and $4,291 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value May 31, 2009 (000)
$ 20,829	$128,525	$109,626	$35	$39,728

Brokerage commissions paid on investment transactions for the six months ended May 31, 2009 amounted to $462,058, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. As of May 1, 2008, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .20% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2009, such waiver amounted to $259,728. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $59,298, $2,145,327, $558,179 and $155,581 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$154,133,866		$163,884,644
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$64,244,881
Gross unrealized depreciation	(190,949,830)

Net unrealized depreciation	$(126,704,949)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008

Class A
Shares sold	6,841,493	9,886,183	$64,130,566	$138,711,103

Shares issued in reinvestment of dividends and distributions	287,317	2,853,969	2,669,176	44,265,057

Shares converted from Class B	426,786	1,022,702	4,090,690	14,508,837

Shares redeemed	(8,092,934)	(15,042,890)	(72,462,227)	(204,480,399)

Net decrease	(537,338)	(1,280,036)	$(1,571,795)	$(6,995,402)

Class B
Shares sold	150,561	380,245	$1,347,215	$5,092,486

Shares issued in reinvestment of dividends and distributions	66,952	899,337	600,557	13,490,050

Shares converted to Class A	(442,515)	(1,058,186)	(4,090,690)	(14,508,837)

Shares redeemed	(1,228,701)	(2,998,421)	(10,625,345)	(40,017,864)

Net decrease	(1,453,703)	(2,777,025)	$(12,768,263)	$(35,944,165)

Class C
Shares sold	693,728	2,028,093	$6,206,312	$27,623,504

Shares issued in reinvestment of distributions	– 0	–	888,589	– 0	–	13,257,750

Shares redeemed	(2,038,753)	(4,709,762)	(17,509,104)	(61,291,970)

Net decrease	(1,345,025)	(1,793,080)	$(11,302,792)	$(20,410,716)

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008

Advisor Class
Shares sold	5,626,184	5,454,758	$55,791,286	$74,054,920

Shares issued in reinvestment of dividends and distributions	138,095	890,865	1,298,092	14,004,401

Shares redeemed	(4,030,456)	(4,631,787)	(37,264,824)	(58,350,570)

Net increase	1,733,823	1,713,836	$19,824,554	$29,708,751

Class R
Shares sold	1,133,238	2,112,135	$10,217,958	$28,346,557

Shares issued in reinvestment of dividends and distributions	29,196	219,659	269,183	3,384,948

Shares redeemed	(679,660)	(1,388,747)	(6,123,457)	(18,804,066)

Net increase	482,774	943,047	$4,363,684	$12,927,439

Class K
Shares sold	470,358	676,765	$4,347,419	$9,451,421

Shares issued in reinvestment of dividends and distributions	16,826	102,123	155,305	1,576,780

Shares redeemed	(212,664)	(522,981)	(1,898,349)	(6,990,621)

Net increase	274,520	255,907	$2,604,375	$4,037,580

Class I
Shares sold	1,177,019	1,767,405	$11,026,008	$24,331,178

Shares issued in reinvestment of dividends and distributions	133,936	726,299	1,238,911	11,264,893

Shares redeemed	(1,609,685)	(2,259,890)	(14,647,054)	(30,207,412)

Net increase (decrease)	(298,730)	233,814	$(2,382,135)	$5,388,659

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$27,500,908	$14,541,065
Long-term capital gains	81,828,990	104,087,709

Total taxable distributions	109,329,898	118,628,774

Total distributions paid	$109,329,898	$118,628,774

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,063,159
Undistributed long-term capital gains	(22,384,503	)(a)
Unrealized appreciation/(depreciation)	(377,269,611)

Total accumulated earnings/(deficit)	$(393,590,955)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $22,384,503 of which $22,384,503 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.18	$ 16.77	$ 17.89	$ 17.63	$ 17.23	$ 14.62

Income From Investment Operations
Net investment income(a)(b)	.04	.09	.09	.08	.02	.01	(c)
Net realized and unrealized gain (loss) on investment transactions	1.77	(6.29)	.60	2.17	1.58	3.00

Net increase (decrease) in net asset value from operations	1.81	(6.20)	.69	2.25	1.60	3.01

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.03)	(.12)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)	(.40)

Total dividends and distributions	(.09)	(1.39)	(1.81)	(1.99)	(1.20)	(.40)

Net asset value, end of period	$ 10.90	$ 9.18	$ 16.77	$ 17.89	$ 17.63	$ 17.23

Total Return
Total investment return based on net asset value(d)	19.86%	(40.35	)%*	4.10%	14.11%	9.82%	21.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$351,512	$300,760	$571,165	$533,763	$418,217	$308,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(e)	1.15%	1.15	%(f)	1.15	%(f)	1.15%	1.17%
Expenses, before waivers/reimbursements	1.48	%(e)	1.34%	1.27	%(f)	1.31	%(f)	1.44%	1.58%
Net investment income(b)	.94	%(e)	.62%	.54	%(f)	.47	%(f)	.14%	.06	%(c)
Portfolio turnover rate	23%	48%	30%	54%	42%	31%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 8.86		$ 16.24		$ 17.30		$ 17.23		$ 16.97		$ 14.51

Income From Investment Operations
Net investment income (loss)(a)	.03	(g)	.06	(b)(g)	.06	(b)(g)	(.04	)(b)(g)	(.09	)(b)	(.10	)(b)(c)
Net realized and unrealized gain (loss) on investment transactions	1.70		(6.08)		.57		2.10		1.55		2.96

Net increase (decrease) in net asset value from operations	1.73		(6.02)		.63		2.06		1.46		2.86

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)		(1.69)		(1.99)		(1.20)		(.40)

Total dividends and distributions	(.08)		(1.36)		(1.69)		(1.99)		(1.20)		(.40)

Net asset value, end of period	$ 10.51		$ 8.86		$ 16.24		$ 17.30		$ 17.23		$ 16.97

Total Return
Total investment return based on net asset value(d)	19.73%		(40.49	)%*	3.86%		13.24%		9.10%		20.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,680		$70,770		$174,860		$226,764		$255,873		$257,615
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.47	%(e)	1.33%		1.40	%(f)	1.85	%(f)	1.85%		1.87%
Expenses, before waivers/reimbursements	2.27	%(e)	2.06%		2.01	%(f)	2.03	%(f)	2.16%		2.32%
Net investment income (loss)	.62	%(e)(g)	.42	%(b)(g)	.33	%(b)(f)(g)	(.27	) %(b)(f)(g)	(.56	) %(b)	(.63	) %(b)(c)
Portfolio turnover rate	23%		48%		30%		54%		42%		31%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007		2006		2005	2004

Net asset value, beginning of period	$ 8.77		$ 16.17	$ 17.30		$ 17.22		$ 16.97	$ 14.50

Income From Investment Operations
Net investment income (loss)(a)(b)	.01		(.01)	(.02)		(.04)		(.09)	(.10	)(c)
Net realized and unrealized gain (loss) on investment transactions	1.70		(6.03)	.58		2.11		1.54	2.97

Net increase (decrease) in net asset value from operations	1.71		(6.04)	.56		2.07		1.45	2.87

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)		(1.99)		(1.20)	(.40)

Net asset value, end of period	$ 10.48		$ 8.77	$ 16.17		$ 17.30		$ 17.22	$ 16.97

Total Return
Total investment return based on net asset value(d)	19.50%		(40.81)%*	3.42%		13.31%		9.04%	20.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,693		$95,201	$204,487		$208,714		$192,237	$161,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(e)	1.85%	1.85	%(f)	1.85	%(f)	1.85%	1.87%
Expenses, before waivers/reimbursements	2.22	%(e)	2.05%	1.98	%(f)	2.02	%(f)	2.15%	2.30%
Net investment income (loss)(b)	.24	%(e)	(.09)%	(.14	)%(f)	(.25	)%(f)	(.55)%	(.64	)%(c)
Portfolio turnover rate	23%		48%	30%		54%		42%	31%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.33	$ 17.03	$ 18.13	$ 17.79	$ 17.33	$ 14.66

Income From Investment Operations
Net investment income(a)(b)	.06	.13	.15	.13	.07	.05	(c)
Net realized and unrealized gain (loss) on investment transactions	1.79	(6.39)	.60	2.20	1.59	3.02

Net increase (decrease) in net asset value from operations	1.85	(6.26)	.75	2.33	1.66	3.07

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.08)	(.16)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)	(.40)

Total dividends and distributions	(.13)	(1.44)	(1.85)	(1.99)	(1.20)	(.40)

Net asset value, end of period	$ 11.05	$ 9.33	$ 17.03	$ 18.13	$ 17.79	$ 17.33

Total Return
Total investment return based on net asset value(d)	20.11%	(40.18	)%*	4.44%	14.47%	10.13%	21.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$151,602	$111,814	$175,011	$173,391	$132,379	$419,381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.85	%(f)	.85	%(f)	.85%	.87%
Expenses, before waivers/reimbursements	1.18	%(e)	1.04%	.97	%(f)	1.01	%(f)	1.09%	1.28%
Net investment income(b)	1.25	%(e)	.94%	.84	%(f)	.75	%(f)	.40%	.36	%(c)
Portfolio turnover rate	23%	48%	30%	54%	42%	31%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 9.10	$ 16.66	$ 17.82	$ 17.60	$ 17.21	$ 14.62

Income From Investment Operations
Net investment income (loss)(a)(b)	.03	.06	.05	.06	(.01)	(.06	)(c)
Net realized and unrealized gain (loss) on investment transactions	1.76	(6.24)	.61	2.15	1.60	3.05

Net increase (decrease) in net asset value from operations	1.79	(6.18)	.66	2.21	1.59	2.99

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.02)	(.13)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)	(.40)

Total dividends and distributions	(.08)	(1.38)	(1.82)	(1.99)	(1.20)	(.40)

Net asset value, end of period	$ 10.81	$ 9.10	$ 16.66	$ 17.82	$ 17.60	$ 17.21

Total Return
Total investment return based on net asset value(d)	19.81%	(40.50	)%*	3.95%	13.88%	9.77%	20.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,631	$30,639	$40,382	$19,372	$2,463	$453
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35%	1.35	%(f)	1.35	%(f)	1.35%	1.35%
Expenses, before waivers/reimbursements	1.58	%(e)	1.54%	1.51	%(f)	1.55	%(f)	1.67%	1.85%
Net investment income (loss)(b)	.72	%(e)	.44%	.26	%(f)	.33	%(f)	(.03)%	(.38	)%(c)
Portfolio turnover rate	23%	48%	30%	54%	42%	31%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,					March 1, 2005(h) to November 30, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 9.14		$ 16.74	$ 17.91		$ 17.64		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.04		.10	.08		.15		.03
Net realized and unrealized gain (loss) on investment transactions	1.76		(6.27)	.62		2.11		.80

Net increase (decrease) in net asset value from operations	1.80		(6.17)	.70		2.26		.83

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.07)	(.18)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)		(1.99)		– 0	–

Total dividends and distributions	(.11)		(1.43)	(1.87)		(1.99)		– 0	–

Net asset value, end of period	$ 10.83		$ 9.14	$ 16.74		$ 17.91		$ 17.64

Total Return
Total investment return based on net asset value(d)	19.93%		(40.36)%*	4.14%		14.16%		4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,728		$12,447	$18,514		$5,211		$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.10%	1.10	%(f)	1.10	%(f)	1.10	%(e)
Expenses, before waivers/reimbursements	1.30	%(e)	1.26%	1.23	%(f)	1.28	%(f)	1.40	%(e)
Net investment income(b)	.97	%(e)	.69%	.48	%(f)	.92	%(f)	.31	%(e)
Portfolio turnover rate	23%		48%	30%		54%		42%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,					March 1, 2005(h) to November 30, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 9.20		$ 16.84	$ 17.98		$ 17.66		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.06		.13	.12		.13		.07
Net realized and unrealized gain (loss) on investment transactions	1.76		(6.30)	.62		2.18		.78

Net increase (decrease) in net asset value from operations	1.82		(6.17)	.74		2.31		.85

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.11)	(.19)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)		(1.99)		– 0	–

Total dividends and distributions	(.15)		(1.47)	(1.88)		(1.99)		– 0	–

Net asset value, end of period	$ 10.87		$ 9.20	$ 16.84		$ 17.98		$ 17.66

Total Return
Total investment return based on net asset value(d)	20.11%		(40.20)%*	4.38%		14.46%		5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,433		$75,045	$133,438		$17,420		$6,738
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.84	%(f)	.85	%(f)	.85	%(e)
Expenses, before waivers/reimbursements	.96	%(e)	.92%	.85	%(f)	.89	%(f)	1.08	%(e)
Net investment income(b)	1.23	%(e)	.93%	.69	%(f)	.79	%(f)	.59	%(e)
Portfolio turnover rate	23%		48%	30%		54%		42%

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008 by 0.01%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the indices) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and the Performance Universe for the 3-year period and 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and that the Fund outperformed the Russell 2500 Value Index in the 3-year and since inception periods and underperformed that index in the 1- and 5-year periods, and outperformed the Russell 2500 Index in the 3- and 5-year and since inception periods and underperformed that index in the 1-year period. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.
2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.
3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$567.3	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund.

During the Fund’s most recently completed fiscal year, the Adviser was due to receive $92,707 (0.01% of the Fund’s average daily net assets) for such services, but waived the amount in its entirety.4

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap for the most recently completed fiscal year; accordingly the expense limitation undertaking was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	1.04 1.34 2.06 2.05 1.54 1.26 0.92	% % % % % % %	November 30

4	For the most recently completed fiscal year, the Adviser voluntarily agreed to waive $8,583 of the amount shown above.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses may be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$567.3	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.585%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationship been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.40% on the balance	0.472%	0.750%

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% on the balance	0.526%	0.750%

	Client #3	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.585%	0.750%

	Client #4	0.80% on 1st $25 million 0.60% on the balance	0.609%	0.750%

	Client #5	0.613% on 1st $150 million 0.493% on the balance	0.526%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.
8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[9]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.777	6/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

Fund	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.152	1.253	5/15	1.285	11/56

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

9	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee. It should be noted that for the most recently completed fiscal year, the Fund was operating below its expense cap.
10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.
12	Most recently completed fiscal year end Class A total expense ratio.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $16,317, $4,687,486 and $131,395 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $970,562 in fees from the Fund.13

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

[13]

The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $31,080 under the offset agreement between the Fund and ABIS.

[14]	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2009.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-40.04	-41.65	-41.30	5/15	29/60
3 year	-13.95	-13.89	-13.95	9/15	27/53
5 year	-3.41	-2.04	-2.88	11/14	25/42

[15]	The Deli study was originally published in 2002 based on 1997 data.
[16]

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

[17]

The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

[18]	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.
[19]

Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)20 versus its benchmark.21 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	-40.04	-13.95	-3.41	3.89	17.71	-0.28	5
Russell 2500 Value Index	-37.71	-14.36	-3.21	3.39	17.06	-0.29	5
Russell 2500 Index	-38.74	-14.15	-3.52	1.96	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

[20]	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
[21]	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.
[22]

Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0152-0509

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 14, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein’s research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index. The Fund may invest in securities of non-US issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period ended May 31, 2009, buoyed by strong security selection, particularly in financials, consumer staples and consumer growth. Financial holdings Deutsche Bank and Morgan Stanley were the two largest individual contributors. Deutsche Bank advanced after forecasting strong earnings for the remainder of 2009. Shares of Morgan Stanley benefited from increased capital-markets activity and from the completion of a $4.6 billion common equity offering, which was viewed as a positive step toward repaying the $10 billion of Troubled Asset Relief Program (TARP) capital the company has received. While the Fund’s stock selection in the financials sector was the largest source of outperformance, an underweight in the sector versus the benchmark partially offset relative returns. Notable detractors were the Fund’s underweight positions in Bank of America and Wells Fargo.

The Fund’s Class A shares without sales charges underperformed the benchmark for the 12-month period ended May 31, 2009. For the period, the Fund and the benchmark posted

ALLIANCEBERNSTEIN VALUE FUND •	1

negative returns. The underperformance was driven by weak security selection, notably within financials, as many of the Fund’s holdings sold off sharply amid the extreme risk aversion that gripped the markets during 2008 and the beginning of 2009. The largest individual detractors from relative performance were Bank of America and AIG. Global recession fears also undermined many of the Fund’s consumer cyclicals and industrial resources holdings.

Market Review and Investment Strategy

The Russell 1000 Value Index declined in January and February 2009 as fears mounted that the economic contraction would be even worse than expected. The index rebounded sharply in the following three months, as improved sentiment about the global economic outlook caused the extreme risk aversion that had previously gripped the markets to abate.

The extreme anxiety that gripped the markets since last autumn has eased since March 2009. Value stocks have been rebounding from very low levels that were reached as panicked investors fled risk, often indiscriminately. The value opportunity as the Fund’s US Value Senior Investment Management Team (the “Team”) measures it remains very attractive and remarkably diverse, spanning all sectors of the economy, not just financials and cyclicals deemed most vulnerable to financial and economic pressures.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in US issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	1.99%	-37.86%

Class B**	1.85%	-38.00%

Class C	1.41%	-38.42%

Advisor Class†	2.20%	-37.72%

Class R†	1.83%	-38.05%

Class K†	2.01%	-37.91%

Class I†	2.16%	-37.66%

Russell 1000 Value Index	-0.79%	-35.35%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended May 31, 2009, by 0.04% and 0.09%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-37.86%	-40.52%
5 Years	-4.70%	-5.53%
Since Inception*	-0.85%	-1.37%

Class B Shares(a)
1 Year	-38.00%	-40.39%
5 Years	-4.95%	-4.95%
Since Inception*	-1.29%	-1.29%

Class C Shares
1 Year	-38.42%	-39.02%
5 Years	-5.43%	-5.43%
Since Inception*	-1.58%	-1.58%

Advisor Class Shares†
1 Year	-37.72%	-37.72%
5 Years	-4.43%	-4.43%
Since Inception*	-0.55%	-0.55%

Class R Shares†
1 Year	-38.05%	-38.05%
5 Years	-4.98%	-4.98%
Since Inception*	-3.26%	-3.26%

Class K Shares†
1 Year	-37.91%	-37.91%
Since Inception*	-8.28%	-8.28%

Class I Shares†
1 Year	-37.66%	-37.66%
Since Inception*	-8.05%	-8.05%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.18%, 1.97%, 1.91%, 0.88%, 1.38%, 1.11% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-33.73%
5 Years	-6.26%
Since Inception*	-1.53%

Class B Shares(a)
1 Year	-33.53%
5 Years	-5.69%
Since Inception*	-1.45%

Class C Shares
1 Year	-32.05%
5 Years	-6.15%
Since Inception*	-1.74%

Advisor Class Shares†
1 Year	-30.60%
5 Years	-5.17%
Since Inception*	-0.72%

Class R Shares†
1 Year	-31.03%
5 Years	-5.75%
Since Inception*	-3.49%

Class K Shares†
1 Year	-30.78%
Since Inception*	-8.44%

Class I Shares†
1 Year	-30.45%
Since Inception*	-8.18%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2008		Ending Account Value May 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,019.91	$1,019.05	$5.94	$5.94
Class B	$1,000	$1,000	$1,018.49	$1,018.60	$6.39	$6.39
Class C	$1,000	$1,000	$1,014.07	$1,015.41	$9.59	$9.60
Advisor Class	$1,000	$1,000	$1,022.04	$1,020.54	$4.44	$4.43
Class R	$1,000	$1,000	$1,018.32	$1,018.05	$6.94	$6.94
Class K	$1,000	$1,000	$1,020.06	$1,019.40	$5.59	$5.59
Class I	$1,000	$1,000	$1,021.64	$1,021.39	$3.58	$3.58

*	Expenses are equal to the classes’ annualized expense ratios of 1.18%, 1.27%, 1.91%, 0.88%, 1.38%, 1.11% and 0.71%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $534.9

TEN LARGEST HOLDINGS**

May 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$33,724,905	6.3%
AT&T, Inc.	22,499,404	4.2
Chevron Corp.	19,200,960	3.6
Pfizer, Inc.	17,594,577	3.3
Procter & Gamble Co.	15,120,357	2.8
Johnson & Johnson	14,485,016	2.7
JP Morgan Chase & Co.	14,040,450	2.6
Merck & Co., Inc.	10,149,440	1.9
Nokia OYJ (Sponsored ADR) – Class A	10,128,600	1.9
The Goldman Sachs Group, Inc.	10,090,986	1.9
	$167,034,695	31.2%

*	All data are as of May 31, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 18.9%
Capital Markets – 4.6%
Deutsche Bank AG	94,600	$6,395,906
The Goldman Sachs Group, Inc.	69,800	10,090,986
Morgan Stanley	261,700	7,934,744

		24,421,636

Commercial Banks – 2.6%
Regions Financial Corp.	302,200	1,266,218
SunTrust Banks, Inc.	73,200	964,044
U.S. Bancorp	308,100	5,915,520
Wells Fargo & Co.	215,900	5,505,450

		13,651,232

Consumer Finance – 0.3%
Capital One Financial Corp.	72,300	1,767,012

Diversified Financial Services – 2.6%
JP Morgan Chase & Co.	380,500	14,040,450

Insurance – 8.8%
ACE Ltd.	112,700	4,957,673
Allstate Corp.	215,700	5,549,961
Fidelity National Financial, Inc. – Class A	218,600	3,047,284
Genworth Financial, Inc. – Class A	288,400	1,707,328
Hartford Financial Services Group, Inc.	198,185	2,841,973
Lincoln National Corp.	258,300	4,894,785
MetLife, Inc.	243,700	7,676,550
PartnerRe Ltd.	15,900	1,037,634
Prudential Financial, Inc.	56,900	2,270,879
The Travelers Co., Inc.	164,700	6,696,702
Unum Group	307,000	5,252,770
XL Capital Ltd. – Class A	111,600	1,129,392

		47,062,931

		100,943,261

Energy – 18.0%
Oil, Gas & Consumable Fuels – 18.0%
Apache Corp.	97,600	8,223,776
BP PLC (Sponsored ADR)	60,300	2,984,850
Chevron Corp.	288,000	19,200,960
ConocoPhillips	209,700	9,612,648
Devon Energy Corp.	121,300	7,671,012
EOG Resources, Inc.	46,900	3,432,611
Exxon Mobil Corp.	486,300	33,724,905
Occidental Petroleum Corp.	66,400	4,456,104
Royal Dutch Shell PLC (ADR)	105,400	5,682,114
Sunoco, Inc.	54,400	1,655,392

		96,644,372

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 14.0%
Beverages – 1.6%
Coca-Cola Enterprises, Inc.	269,200	$4,484,872
Pepsi Bottling Group, Inc.	125,600	4,127,216

		8,612,088

Food & Staples Retailing – 2.3%
The Kroger Co.	244,400	5,572,320
Safeway, Inc.	120,800	2,447,408
Sysco Corp.	54,600	1,308,216
Wal-Mart Stores, Inc.	54,800	2,725,752

		12,053,696

Food Products – 5.8%
Archer-Daniels-Midland Co.	270,000	7,430,400
Bunge Ltd.	95,600	6,048,612
ConAgra Foods, Inc.	148,800	2,766,192
Del Monte Foods Co.	243,400	1,991,012
Kraft Foods, Inc. – Class A	184,700	4,822,517
Sara Lee Corp.	376,300	3,382,937
Tyson Foods, Inc. – Class A	337,600	4,496,832

		30,938,502

Household Products – 2.8%
Procter & Gamble Co.	291,112	15,120,357

Tobacco – 1.5%
Altria Group, Inc.	261,600	4,470,744
Philip Morris International, Inc.	66,400	2,831,296
Reynolds American, Inc.	21,700	867,349

		8,169,389

		74,894,032

Health Care – 13.9%
Biotechnology – 1.7%
Amgen, Inc.(a)	180,900	9,034,146

Health Care Providers & Services – 0.6%
Cardinal Health, Inc.	98,600	3,524,950

Pharmaceuticals – 11.6%
Bristol-Myers Squibb Co.	16,000	318,720
Eli Lilly & Co.	196,000	6,775,720
GlaxoSmithKline PLC (Sponsored ADR)	39,800	1,341,658
Johnson & Johnson	262,600	14,485,016
Merck & Co., Inc.	368,000	10,149,440
Pfizer, Inc.	1,158,300	17,594,577
Sanofi-Aventis SA (ADR)	100,900	3,197,521
Schering-Plough Corp.	336,300	8,205,720

		62,068,372

		74,627,468

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.2%
Auto Components – 0.9%
Autoliv, Inc.	92,600	$2,572,428
Magna International, Inc. – Class A	64,900	2,104,707

		4,677,135

Media – 7.2%
CBS Corp. – Class B	509,100	3,757,158
Comcast Corp. – Class A	208,800	2,875,176
News Corp. – Class A	928,300	9,078,774
Time Warner Cable, Inc. – Class A	154,100	4,744,739
Time Warner, Inc.	401,333	9,399,219
Viacom, Inc. – Class B(a)	157,300	3,487,341
The Walt Disney Co.	212,900	5,156,438

		38,498,845

Multiline Retail – 1.1%
JC Penney Co., Inc.	89,400	2,332,446
Macy’s, Inc.	303,900	3,549,552

		5,881,998

Specialty Retail – 3.6%
AutoNation, Inc.(a)	143,100	2,272,428
The Gap, Inc.	383,000	6,836,550
Home Depot, Inc.	209,200	4,845,072
Limited Brands, Inc.	188,100	2,353,131
Lowe’s Cos, Inc.	141,100	2,682,311

		18,989,492

Textiles, Apparel & Luxury Goods – 0.4%
Jones Apparel Group, Inc.	263,000	2,393,300

		70,440,770

Telecommunication Services – 7.3%
Diversified Telecommunication Services – 5.6%
AT&T, Inc.	907,600	22,499,404
Verizon Communications, Inc.	259,100	7,581,266

		30,080,670

Wireless Telecommunication Services – 1.7%
Sprint Nextel Corp.(a)	878,100	4,522,215
Vodafone Group PLC (Sponsored ADR)	227,900	4,289,078

		8,811,293

		38,891,963

Information Technology – 7.1%
Communications Equipment – 4.0%
Corning, Inc.	232,600	3,419,220
Motorola, Inc.	1,094,455	6,632,397
Nokia OYJ (Sponsored ADR) – Class A	662,000	10,128,600
Telefonaktiebolaget LM Ericsson (Sponsored ADR) – Class B	147,500	1,373,225

		21,553,442

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 0.6%
Western Digital Corp.(a)	120,200	$2,986,970

Electronic Equipment, Instruments & Components – 1.3%
AU Optronics Corp. (Sponsored ADR)	206,800	2,148,652
Tyco Electronics Ltd.	266,600	4,630,842
Vishay Intertechnology, Inc.(a)	20,600	113,918

		6,893,412

Semiconductors & Semiconductor Equipment – 0.2%
Nvidia Corp.(a)	79,400	828,142

Software – 1.0%
Symantec Corp.(a)	360,800	5,624,872

		37,886,838

Industrials – 3.7%
Aerospace & Defense – 1.0%
Northrop Grumman Corp.	86,200	4,104,844
Raytheon Co.	32,200	1,437,730

		5,542,574

Building Products – 0.5%
Masco Corp.	250,800	2,598,288

Electrical Equipment – 0.3%
Cooper Industries Ltd. – Class A	49,800	1,634,436

Industrial Conglomerates – 1.9%
3M Co.	40,300	2,301,130
General Electric Co.	561,600	7,570,368

		9,871,498

		19,646,796

Materials – 1.8%
Chemicals – 1.5%
E.I. Du Pont de Nemours & Co.	133,800	3,809,286
Eastman Chemical Co.	107,000	4,434,080

		8,243,366

Containers & Packaging – 0.3%
Ball Corp.	33,200	1,321,360

		9,564,726

Utilities – 1.2%
Electric Utilities – 0.6%
Pinnacle West Capital Corp.	114,100	3,154,865

Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	299,100	1,639,068

Multi-Utilities – 0.3%
Alliant Energy Corp.	20,600	488,838

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

CMS Energy Corp.	69,450	$787,563
NiSource, Inc.	52,400	560,156

		1,836,557

		6,630,490

Total Common Stocks (cost $614,873,390)		530,170,716

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $4,663,345)	4,663,345	4,663,345

Total Investments – 100.0% (cost $619,536,735)		534,834,061
Other assets less liabilities – 0.0%		75,223

Net Assets – 100.0%		$534,909,284

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $614,873,390)	$530,170,716
Affiliated issuers (cost $4,663,345)	4,663,345
Receivable for shares of beneficial interest sold	2,871,409
Dividends receivable	1,769,261
Receivable for investment securities sold	1,277,205

Total assets	540,751,936

Liabilities
Payable for investment securities purchased	2,901,226
Payable for shares of beneficial interest redeemed	2,345,230
Advisory fee payable	243,311
Transfer Agent fee payable	61,004
Distribution fee payable	57,444
Administrative fee payable	18,503
Accrued expenses	215,934

Total liabilities	5,842,652

Net Assets	$534,909,284

Composition of Net Assets
Paid-in capital	$900,962,575
Undistributed net investment income	4,689,785
Accumulated net realized loss on investment transactions	(286,040,402)
Net unrealized depreciation on investments	(84,702,674)

$534,909,284

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$105,591,016	15,149,887	$6.97	*

B	$23,726,950	3,409,381	$6.96

C	$26,978,125	3,890,387	$6.93

Advisor	$305,088,258	43,662,798	$6.99

R	$3,700,088	535,844	$6.91

K	$5,091,587	739,013	$6.89

I	$64,733,260	9,337,427	$6.93

*	The maximum offering price per share for Class A shares was $7.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $128,179)	$8,942,386
Affiliated issuers	47,046	$8,989,432

Expenses
Advisory fee (see Note B)	1,368,340
Distribution fee—Class A	148,914
Distribution fee—Class B	137,977
Distribution fee—Class C	136,465
Distribution fee—Class R	8,221
Distribution fee—Class K	5,750
Transfer agency—Class A	94,662
Transfer agency—Class B	38,588
Transfer agency—Class C	30,188
Transfer agency—Advisor Class	263,857
Transfer agency—Class R	3,082
Transfer agency—Class K	3,875
Transfer agency—Class I	5,834
Custodian	104,100
Registration fees	62,674
Printing	56,425
Administrative	45,835
Audit	29,512
Trustees’ fees	24,751
Legal	15,909
Miscellaneous	15,055

Total expenses	2,600,014
Less: expenses waived by the Distributor (see Note C)	(96,584)

Net expenses		2,503,430

Net investment income		6,486,002

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(194,362,197)
Net change in unrealized appreciation/depreciation of investments		194,984,105

Net gain on investment transactions		621,908

Net Increase in Net Assets from Operations		$7,107,910

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,486,002	$21,101,461
Net realized loss on investment transactions	(194,362,197)	(93,376,162)
Net change in unrealized appreciation/depreciation of investments	194,984,105	(402,366,233)

Net increase (decrease) in net assets from operations	7,107,910	(474,640,934)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,846,309)	(6,927,098)
Class B	(1,146,380)	(1,891,808)
Class C	(706,612)	(988,587)
Advisor Class	(11,117,318)	(9,519,175)
Class R	(111,043)	(107,562)
Class K	(192,917)	(279,374)
Class I	(2,655,783)	(3,003,834)
Net realized gain on investment transactions
Class A	– 0 –	(24,676,152)
Class B	– 0 –	(7,172,153)
Class C	– 0 –	(6,526,054)
Advisor Class	– 0 –	(29,270,686)
Class R	– 0 –	(406,155)
Class K	– 0 –	(859,052)
Class I	– 0 –	(9,297,112)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	13,382,029	(62,261,010)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0 –	317

Total increase (decrease)	713,577	(637,826,429)
Net Assets
Beginning of period	534,195,707	1,172,022,136

End of period (including undistributed net investment income of $4,689,785 and $17,980,145, respectively)	$534,909,284	$534,195,707

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$534,834,061	$	– 0	–
Level 2	– 0 –		– 0	–
Level 3	– 0 –		– 0	–

Total	$534,834,061	$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund did not engage in derivative transactions for the six months ended May 31, 2009.

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP 157-4 and believes the adoption of FSP 157-4 will have no material impact on the Fund’s financial statements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009. For the six months ended May 31, 2009, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund paid $45,835 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $223,433 for the six months ended May 31, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,998 from the sale of Class A shares and received $4,244, $8,917 and $1,175 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value May 31, 2009 (000)
$15,867	$142,496	$153,700	$47	$4,663

Brokerage commissions paid on investment transactions for the six months ended May 31, 2009 amounted to $281,915, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2009, such waiver amounted to $96,584. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $489,365, $832,359, $106,045 and $35,215 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$150,734,187	$126,959,870
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$45,925,368
Gross unrealized depreciation	(130,628,042)

Net unrealized depreciation	$(84,702,674)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008

Class A
Shares sold	1,818,670	7,094,240	$11,834,265	$77,967,343

Shares issued in reinvestment of dividends and distributions	520,827	2,159,341	3,515,581	27,337,252

Shares converted from Class B	807,872	1,049,710	5,085,137	11,413,902

Shares redeemed	(3,948,278)	(20,576,677)	(25,039,341)	(209,136,774)

Net decrease	(800,909)	(10,273,386)	$(4,604,358)	$(92,418,277)

Class B
Shares sold	126,933	216,810	$839,586	$2,139,401

Shares issued in reinvestment of dividends and distributions	150,019	639,360	1,011,129	8,107,085

Shares converted to Class A	(809,167)	(1,049,143)	(5,085,137)	(11,413,902)

Shares redeemed	(813,190)	(2,830,097)	(5,016,913)	(30,479,909)

Net decrease	(1,345,405)	(3,023,070)	$(8,251,335)	$(31,647,325)

Class C
Shares sold	243,146	452,074	$1,596,472	$4,939,425

Shares issued in reinvestment of dividends and distributions	92,156	437,745	621,130	5,511,207

Shares redeemed	(1,161,426)	(3,230,727)	(7,340,208)	(33,948,508)

Net decrease	(826,124)	(2,340,908)	$(5,122,606)	$(23,497,876)

Advisor Class
Shares sold	19,838,138	22,270,605	$127,285,110	$222,611,919

Shares issued in reinvestment of dividends and distributions	510,388	2,940,058	3,445,118	37,426,941

Shares redeemed	(16,683,698)	(16,609,134)	(105,202,510)	(166,744,300)

Net increase	3,664,828	8,601,529	$25,527,718	$93,294,560

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008

Class R
Shares sold	95,451	234,272	$585,263	$2,453,684

Shares issued in reinvestment of dividends and distributions	16,598	40,804	111,043	513,718

Shares redeemed	(70,754)	(207,442)	(444,472)	(1,995,723)

Net increase	41,295	67,634	$251,834	$971,679

Class K
Shares sold	77,119	277,785	$485,895	$2,814,419

Shares issued in reinvestment of dividends and distributions	28,923	90,566	192,915	1,138,420

Shares redeemed	(83,410)	(526,259)	(530,976)	(5,091,169)

Net increase (decrease)	22,632	(157,908)	$147,834	$(1,138,330)

Class I
Shares sold	1,531,632	3,663,377	$9,821,498	$40,402,787

Shares issued in reinvestment of dividends and distributions	392,271	970,652	2,628,216	12,269,043

Shares redeemed	(1,144,613)	(5,887,276)	(7,016,772)	(60,497,271)

Net increase (decrease)	779,290	(1,253,247)	$5,432,942	$(7,825,441)

For the year ended November 30, 2008, the Fund received $317, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$38,226,872	$16,024,201
Long-term capital gains	62,697,930	35,602,732

Total taxable distributions	100,924,802	51,626,933

Total distributions paid	$100,924,802	$51,626,933

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,980,145
Accumulated capital and other losses	(91,052,654	)(a)
Unrealized appreciation/(depreciation)	(280,312,330	)(b)

Total accumulated earnings/(deficit)	$(353,384,839)

(a)	On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $91,052,654 of which $91,052,654 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 7.08		$ 14.00	$ 14.65	$ 13.25		$ 12.63	$ 10.96

Income From Investment Operations
Net investment income(a)	.08		.24	.24	.21		.17	.14	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	.05		(5.95)	(.23)	2.09		.82	1.63

Net increase (decrease) in net asset value from operations	.13		(5.71)	.01	2.30		.99	1.77

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.27)	(.19)	(.20)		(.14)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(.24)		(1.21)	(.66)	(.90)		(.37)	(.10)

Net asset value, end of period	$ 6.97		$ 7.08	$ 14.00	$ 14.65		$ 13.25	$ 12.63

Total Return
Total investment return based on net asset value(d)	1.99	%*	(44.60)%*	(.01)%	18.47%		8.04%	16.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,591		$112,991	$367,098	$314,824		$230,269	$187,004
Ratio to average net assets of:
Expenses, net of waivers	1.18	%(e)	1.07%	1.02%	1.04	%(f)	1.16%	1.18%
Expenses, before waivers	1.18	%(e)	1.07%	1.02%	1.04	%(f)	1.16%	1.32%
Net investment income	2.44	%(e)	2.17%	1.62%	1.44	%(f)	1.31%	1.17	%(b)(c)
Portfolio turnover rate	26%		23%	28%	19%		25%	27%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 7.08		$ 13.99		$ 14.60		$ 13.12		$ 12.50		$ 10.86

Income From Investment Operations
Net investment income(a)	.08	(g)	.23	(g)	.23	(g)	.18	(g)	.08	(g)	.05	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	.04		(5.95)		(.23)		2.10		.82		1.62

Net increase (decrease) in net asset value from operations	.12		(5.72)		0		2.28		.90		1.67

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.25)		(.14)		(.10)		(.05)		(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.94)		(.47)		(.70)		(.23)		– 0	–

Total dividends and distributions	(.24)		(1.19)		(.61)		(.80)		(.28)		(.03)

Net asset value, end of period	$ 6.96		$ 7.08		$ 13.99		$ 14.60		$ 13.12		$ 12.50

Total Return
Total investment return based on net asset value(d)	1.85	%*	(44.63	)%*	(.06)%		18.40%		7.34%		15.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,727		$33,655		$108,851		$153,836		$160,666		$182,244
Ratio to average net assets of:
Expenses, net of waivers	1.27	%(e)	1.12%		1.05%		1.06	%(f)	1.82%		1.90%
Expenses, before waivers	1.97	%(e)	1.82%		1.75%		1.76	%(f)	1.87%		2.04%
Net investment income	2.35	%(e)(g)	2.13	%(g)	1.56	%(g)	1.39	%(f)(g)	.63	%(g)	.43	%(b)(c)
Portfolio turnover rate	26%		23%		28%		19%		25%		27%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 6.99		$ 13.81	$ 14.51	$ 13.12		$ 12.51	$ 10.86

Income From Investment Operations
Net investment income(a)	.05		.16	.13	.09		.08	.05	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	.04		(5.89)	(.22)	2.09		.81	1.63

Net increase (decrease) in net asset value from operations	.09		(5.73)	(.09)	2.18		.89	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.15)	(.14)	(.09)		(.05)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(.15)		(1.09)	(.61)	(.79)		(.28)	(.03)

Net asset value, end of period	$ 6.93		$ 6.99	$ 13.81	$ 14.51		$ 13.12	$ 12.51

Total Return
Total investment return based on net asset value(d)	1.41	%*	(45.02)%*	(.70)%	17.61%		7.26%	15.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,978		$32,949	$97,436	$112,965		$101,654	$98,512
Ratio to average net assets of:
Expenses, net of waivers	1.91	%(e)	1.79%	1.73%	1.74	%(f)	1.86%	1.88%
Expenses, before waivers	1.91	%(e)	1.79%	1.73%	1.74	%(f)	1.86%	2.03%
Net investment income	1.71	%(e)	1.47%	.90%	.72	%(f)	.59%	.45	%(b)(c)
Portfolio turnover rate	26%		23%	28%	19%		25%	27%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 7.13		$ 14.11	$ 14.75	$ 13.34		$ 12.70	$ 11.01

Income From Investment Operations
Net investment income(a)	.09		.27	.29	.24		.20	.17	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	.06		(6.00)	(.23)	2.10		.84	1.65

Net increase (decrease) in net asset value from operations	.15		(5.73)	.06	2.34		1.04	1.82

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.31)	(.23)	(.23)		(.17)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(.29)		(1.25)	(.70)	(.93)		(.40)	(.13)

Net asset value, end of period	$ 6.99		$ 7.13	$ 14.11	$ 14.75		$ 13.34	$ 12.70

Total Return
Total investment return based on net asset value(d)	2.20	%*	(44.50)%*	.31%	18.76%		8.41%	16.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305,088		$285,379	$443,002	$390,462		$262,311	$556,117
Ratio to average net assets of:
Expenses, net of waivers	.88	%(e)	.77%	.72%	.74	%(f)	.83%	.88%
Expenses, before waivers	.88	%(e)	.77%	.72%	.74	%(f)	.83%	1.02%
Net investment income	2.72	%(e)	2.52%	1.92%	1.76	%(f)	1.54%	1.47	%(b)(c)
Portfolio turnover rate	26%		23%	28%	19%		25%	27%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 7.02		$ 13.91	$ 14.60	$ 13.23		$ 12.63	$ 10.95

Income From Investment Operations
Net investment income(a)	.07		.20	.21	.16		.14	.12	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	.05		(5.90)	(.24)	2.08		.82	1.64

Net increase (decrease) in net asset value from operations	.12		(5.70)	(.03)	2.24		.96	1.76

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.25)	(.19)	(.17)		(.13)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(.23)		(1.19)	(.66)	(.87)		(.36)	(.08)

Net asset value, end of period	$ 6.91		$ 7.02	$ 13.91	$ 14.60		$ 13.23	$ 12.63

Total Return
Total investment return based on net asset value(d)	1.83	%*	(44.75)%*	(.33)%	18.01%		7.77%	16.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,700		$3,470	$5,940	$1,983		$757	$665
Ratio to average net assets of:
Expenses, net of waivers	1.38	%(e)	1.33%	1.32%	1.36	%(f)	1.40%	1.40%
Expenses, before waivers	1.38	%(e)	1.33%	1.32%	1.36	%(f)	1.40%	1.54%
Net investment income	2.24	%(e)	1.93%	1.43%	1.20	%(f)	1.06%	1.07	%(b)(c)
Portfolio turnover rate	26%		23%	28%	19%		25%	27%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2009 (unaudited)								March 1, 2005(h) to November 30, 2005
			Year Ended November 30,
			2008		2007		2006

Net asset value, beginning of period	$ 7.03		$ 13.95		$ 14.59		$ 13.26		$ 12.84

Income From Investment Operations
Net investment income(a)	.08		.26	(g)	.28	(g)	.20		.17
Net realized and unrealized gain (loss) on investment transactions	.05		(5.93)		(.25)		2.09		.25

Net increase (decrease) in net asset value from operations	.13		(5.67)		.03		2.29		.42

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.31)		(.20)		(.26)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.94)		(.47)		(.70)		– 0	–

Total dividends and distributions	(.27)		(1.25)		(.67)		(.96)		– 0	–

Net asset value, end of period	$ 6.89		$ 7.03		$ 13.95		$ 14.59		$ 13.26

Total Return
Total investment return based on net asset value(d)	2.01	%*	(44.59	)%*	.11%		18.51%		3.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,092		$5,039		$12,195		$1,651		$1,123
Ratio to average net assets of:
Expenses, net of waivers	1.11	%(e)	.88%		.83%		.99	%(f)	1.10	%(e)
Expenses, before waivers	1.11	%(e)	1.07%		1.01%		.99	%(f)	1.10	%(e)
Net investment income	2.51	%(e)	2.37	%(g)	1.99	%(g)	1.50	%(f)	2.93	%(e)
Portfolio turnover rate	26%		23%		28%		19%		25%

See	footnote summary on page 35.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,				March 1, 2005(h) to November 30, 2005
			2008	2007	2006

Net asset value, beginning of period	$7.09		$14.01	$14.66	$13.29		$12.84

Income From Investment Operations
Net investment income(a)	.09		.28	.28	.24		.16
Net realized and unrealized gain (loss) on investment transactions	.05		(5.95)	(.23)	2.09		.29

Net increase (decrease) in net asset value from operations	.14		(5.67)	.05	2.33		.45

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.31)	(.23)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		– 0	–

Total dividends and distributions	(.30)		(1.25)	(.70)	(.96)		– 0	–

Net asset value, end of period	$ 6.93		$ 7.09	$ 14.01	$ 14.66		$ 13.29

Total Return
Total investment return based on net asset value(d)	2.16	%*	(44.39)%*	.26%	18.76%		3.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,733		$60,713	$137,500	$148,342		$36,790
Ratio to average net assets of:
Expenses	.71	%(e)	.65%	.72%	.74	%(f)	.83	%(e)
Net investment income	2.90	%(e)	2.59%	1.88%	1.77	%(f)	1.78	%(e)
Portfolio turnover rate	26%		23%	28%	19%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Net of fees and expenses waived by the Transfer Agent.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2009 and year ended November 30, 2008 by 0.04% and 0.06%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Marilyn G. Fedak(2), Senior Vice President

John P. Mahedy(2), Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2), Vice President

David Yuen(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Mahedy, Marx, Phillips and Yuen and Ms. Fedak are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

38	• ALLIANCEBERNSTEIN VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN VALUE FUND •	39

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and that the Fund underperformed the Index in all periods reviewed. The trustees also reviewed performance information for periods ended March 31, 2009, and noted that relative investment performance in 2009 had been stronger than in the immediately prior periods. Based on their review and their discussion of the reasons for the Fund’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s performance was acceptable. The trustees determined to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted that in light of the Fund’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Fund’s fee rate. In response the Adviser informed the trustees that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take

40	• ALLIANCEBERNSTEIN VALUE FUND

time to realize the benefits of these changes, relative investment performance in 2009 had generally shown improvement. The trustees noted that they had discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

ALLIANCEBERNSTEIN VALUE FUND •	41

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$422.8	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $87,167 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[5]			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.77 1.07 1.82 1.79 1.33 1.07 0.65	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on the percentage of the Fund’s net assets and paid on a monthly basis.

5	Annualized.

44	• ALLIANCEBERNSTEIN VALUE FUND

funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$422.8	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.318%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN VALUE FUND •	45

to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1	0.25% on 1st $500 million 0.20% on the balance	0.250%	0.550%

	Client #2[8]	0.49% on 1st $100 million 0.30% on next $1 million 0.20% on the balance	0.319%	0.550%

	Client #3	0.23% on 1st $300 million 0.20% on the balance	0.221%	0.550%

	Client #4	0.23% on 1st $300 million 0.20% on the balance	0.221%	0.550%

	Client #5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee[9]	0.150%[10]	0.550%

	Client #6	0.35%	0.350%	0.550%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The Fund is an affiliate of the Adviser.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

10	The calculation excludes the performance fee.

46	• ALLIANCEBERNSTEIN VALUE FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.674	2/12

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 It should be noted that Lipper uses expense ratio data from financial

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN VALUE FUND •	47

statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.071	1.129	5/12	1.173	29/97

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

48	• ALLIANCEBERNSTEIN VALUE FUND

practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,299, $2,197,073 and $60,745 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $577,825 in fees from the Fund.18

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio.

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $17,855 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN VALUE FUND •	49

These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN VALUE FUND

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2009.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-46.48	-38.96	-39.85	12/12	104/109
3 year	-16.96	-12.31	-12.67	11/11	95/100
5 year	-7.20	-3.85	-3.82	11/11	87/90

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Fund	-46.48	-16.96	-7.20	-2.34	14.81	-0.64	5
Russell 1000 Value Index	-41.78	-13.09	-3.52	-0.66	13.92	-0.41	5
Inception Date: March 29, 2001

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

52	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0509

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 28, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 28, 2009

5